Exhibit 10.11

OFFICES LEASE AGREEMENT

November 2015 Version

InMode Ltd	Sha’ar Yokneam
514073618	Limited Partnership
[Signature]	[Signature]

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	2	[Signature]

UNPROTECTED LEASE CONTRACT

Executed and Signed In Herzliya on __ of February, 2018

By

Sha’ar Yokneam,
Registered Limited Partnership Number 550014666
“Ofer Sha’ar Yokneam”, Hakidma 28, Yokneam

(Hereinafter: "The Landlord")
Of 1 Abba Even Blvd. Herzliya

Of the First Part;

And Between

InMode Ltd. Private Company 51-407361-8

(Hereinafter: “The Tenant”)
(After receiving possession the Tenant’s address will also be the premises in the complex)

Of The Second Part;

Whereas	The Landlord is the owner of the rights in the complex as defined in Appendix A to this contract and which includes, inter alia, the premises as defined below;

And Whereas	The Tenant is interested in leasing the premises from the Landlord pursuant to an unprotected lease and to sign, inter alia, the management agreement with the Management Company and the Appendices to this contract, all subject to and in accordance with all the provisions in this contract;

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	3	[Signature]

And Whereas	The parties wish to define, organize and incorporate in writing their rights and obligations in connection with leasing the premises, all as detailed in this lease contract below;

Therefore, It Is Agreed, Declared And Stipulated Between The Parties As Follows

1.	PREAMBLE AND APPENDICES

The preamble to this contract, the declarations contained herein and the Appendices to this contract, constitute an integral part of the body of the contract.

Appendices
Appendix A	-	Completions and Special Terms Appendix
Appendix B	-	The blueprint of the Contract and its Surroundings
Appendix C	-	Rules to provide electricity
Appendix D	-	The Management Agreement
Appendix E	-	Bylaws
Appendix F	-	Personal Guarantee
Appendix G	-	Bank Guarantee
Appendix H	-	Promissory Note
Appendix I1	-	Format of the Confirmation pertaining to the Tenant’s works insurance policies
Appendix I2	-	Format of the Tenant’s Permanent Insurance Policies
Appendix J	-	Format of the Authorization to Charge Account.
Appendix K	-	Format of the Storage Spaces Lease Agreement.
Appendix L	-	Format of the Tenant’s Works

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	4	[Signature]

2.	DEFINITIONS

In this contract the phrases below will assume the interpretation and meaning stated alongside them:

“The Land”	-	As defined in Appendix A.

“The CBP” (City Building Plan)	-	Any master plan and/or leniency and/or permit to make non-conforming use, insofar as approved, from time to time, in relation to the Land.

“The Complex”	-	The complex, as defined in Appendix A, serving for various and other business designations, including and/or likely to include, inter alia, offices, stores, clinics, academic institutions, embassies, coffee shops, eating establishments and cinemas, all or part of which will be established on the Land and/or will be extended and/or reduced in the future, and which are intended to be leased or for sale, all according to the Landlord’s sole discretion, and which includes public spaces as defined below.

“The Landlord”	-	Including but not limited to the Landlord’s engineer and including but not limited to whoever is lawfully appointed by the Landlord from time to time to be its agent or representative in general or for a specific matter.

“The Premises”	-	As defined in Appendix A to this contract and marked with the color red in Appendix B to this contract. Insofar as the premises also includes a storage space, then the provisions in Appendix K will apply thereto.

“The Area of the Premises”	-	As defined in Section 5 below and as described and detailed in Appendix A to this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	5	[Signature]

“Gallery”	-	Any horizontal division creating an interim floor within the premises and separating the floor of the premises and its ceiling.
“The Bank”	-	A defined in Appendix A.
“Index”	-

The Consumer Prices Index – general, including fruits and vegetables, published by the Central Statistics Bureau. In the event this index is no longer published by the Central Statistics Bureau then an identical or similar in nature index replacing it that is published by the Central Statistics Bureau or any other authorized entity.

“The Basic Index”	-	As defined in Appendix A to this contract.
“Linked”, “In addition to Linkage Differentials”, “Linkage Differentials”, “Linked Values” and any similar expression.	-

Multiplying the relevant amount by the ratio rate between the index recorded at the time the relevant payment was made and the basic index. Or by the ratio rate between other indexes provided that in any case such a ratio is not less than 1 and that a given payment for it the linkage differentials was calculated for a given period will not be less than the payment including the linkage differentials for a given earlier period.

“The Municipality”, “The Local Authority”	-

The Authority stipulated in Appendix A, which is the local authority within its jurisdiction the Land is located or any other local authority that the Land is within the boundaries of its municipal jurisdiction.

“The Management Company”	-

As defined in Section 15 below, including but not limited to whoever duly is appointed by the Management Company to be its agent or representative in general or for a specific matter. Insofar as the Landlord also serves as the Management Company, then anywhere stating the “Management Company” will be replaced with “The Landlord”.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	6	[Signature]

“Public Areas”	-	Unless stated to the contrary – both the internal public areas and the external public areas as defined below.
“Internal Public Areas”	-

All the areas within the complex, including but not limited to all the buildings, additions and changes made to it from time to time, and roofs, passageways, entrances and exits, partitions, walls, and columns that do not constitute part of the leased areas, the utility area and rooms, internal streets and/or utility corridors, roads and service roads within the area of the complex. The areas designed and/or to be designed to operate the parking lot, service rooms, technical spaces and such as electricity, air conditioning and systems room, loading and unloading spaces, elevators, escalators, steps and any other area within the complex intended or actually serving the public and/or the customers of the complex and/or a number of tenants in the complex and/or areas serving from time to time or permanently to place booths and/or exhibitions and protected spaces and all to the exclusion of those areas intended to be leased and/or actually leased by the Landlord.

“External Public Areas”	-

All the areas outside the area of the complex intended to serve the public at large and/or the customers of the complex and/or a number of tenants in the complex, including areas intended and/or designated to operate parking lots, roads, access ways, steps, gardens, signs, passageways and such like.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	7	[Signature]

“The Lease Period”	-

As defined in Section 7 below and in Appendix A to this contract and if not stated expressly to the contrary – both during the first lease period, as defined in Appendix A and all the additional lease periods, insofar as determined in Appendix A, insofar as applicable.

“Rent”	-	As this is defined in this contract and as stipulated in Appendix A.
“Management Fees”	-	All the payments the Tenant must pay to the Management Company in accordance with the provisions in this contract and the management agreement.
“The Tenant’s Payments”	-

All the payments the Tenant must pay in accordance with the provisions in this contract and the provisions in the law, including but not limited to payments to the Landlord and/or the Management Company and/or any government or municipal authority and/or any other third party.

“Quarter”	-	The months of January through to March, April through to June, July through to September and October through to December of each calendar year.
“The Delivery Date”	-	The date upon which possession of the premises is delivered to the Tenant in accordance with the provisions in Section 12 below, and as determined in Appendix A to this agreement.
“The Architect”	-	Whoever is appointed by the Landlord, from time to time, as the architect responsible for the complex.
“The Contract” or “The Lease Contract”	-	This lease contract and all of its appendices, including the management agreement, and any addendums and/or corrections thereto, insofar as applicable from time to time.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	8	[Signature]

3.	THE LEASE TRANSACTION

Subject to the correctness of the Tenant’s declarations and fulfillment of all of the Tenant’s undertakings pursuant to this contract, the Landlord hereby undertakes to lease to the Tenant, and the Tenant hereby undertakes to lease from the Landlord the premises as detailed in the terms in this lease contract.

4.	THE PARTIES DECLARATIONS
4.1.	The Landlord hereby declares that it owns the rights in the complex and to the best of its knowledge there is no hindrance preventing it from engaging in this contract with the Tenant subject to all the stipulations, arrangements and provisions detailed in this contract.

4.2.	The Tenant declares that it saw and inspected the Land and the surroundings in which the Land is located and the complex including but not limited to the premises, and in relation to all of these – their physical, zoning, statutory, records, licensing and legal status, their designation, including but not limited to all the systems and infrastructures of the premises and complex, and examined and inspected the rights associated with all of these and it is aware of the CBP details, and it saw and inspected the complex plans including the plans of the premises and the location of the premises within the complex, the premises suiting the purpose of the lease and the possibility of obtaining the necessary licenses to operate its business from within the premises. It received all the information that it found relevant in connection with the complex and its construction and in connection with the premises and the purpose of the lease and found all of these to be to its complete satisfaction from all aspects and it hereby finally, absolutely and irrevocably waives any allegation of incompatibility and/or defect and/or any demand in connection with any of the said issues.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	9	[Signature]

4.3.	The Tenant declares that it was not given any representations and/or undertakings form the Landlord and/or on its behalf with regard to the chances of the Tenant’s business succeeding in the premises and/or the number of visitors and/or customers and/or mix of the complex and such like, and that it does not and will not have any allegations and/or demands and/or claims toward the Landlord and/or anyone on its behalf in connection with any of these.

5.	THE AREA OF THE PREMISES

The boundaries of the premises are as marked in Appendix B to this contract.

Insofar as payments are concerned that the Tenant must pay the Landlord and/or the Management Company pursuant to this contract, deriving from the area of the premises, the calculation will be done according to the “area of the premises” as stipulated in Appendix A, which is determined as follows:

“Area of the Premises” – The measured area of the premises pursuant to the following principles in addition to the load of a relative part of the public areas of a rate of 25% (Hereinafter: “The Load”) of the measured area of the premises, whereby the load calculation stated above will be done in the following manner. The measured area of the premises pursuant to the principles detailed below, divided by 0.75. The measured area of the premises is determined and/or will be determined by a survey executed by the architect and/or certified surveyor on the Landlord’s behalf. Upon measuring the area of the premises the contour area of the premises was taken into account, i.e. the area of the floor of the premises including the area of the columns, internal walls, exterior walls (with respect to the area of the walls common to the premises and the other premises in the complex only one half of the area upon which the wall was built will be taken into account), the area of the storage and utilities spaces, the area of the gallery or the second floor of the premises, if applicable, and the area of the balconies if applicable.

Signed confirmation by the architect and/or certified surveyor pertaining to the measured area of the premises as determined in such a survey will be considered final and conclusive proof of the area of the premises (before adding the load) for such charges purposes.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	10	[Signature]

To the measured area, as stated above, the load rate will be added and the total load area is the gross area for the purpose of calculating the Tenant’s charges pursuant to the agreement and its appendices.

To avoid doubt, the execution of the loan calculation will not grant the Tenant rights in the public areas.

Notwithstanding the above, it is clarified that for the purpose of charging the Tenant the payments to the municipality or the local authority (such as rates) for the premises, the area of the premises will be determined by the municipality or local authority, as applicable, pursuant to its calculations. Additionally the Tenant will be charged the municipality or local authority payments for its share of the premises in the public areas pursuant to that determined in Section 10 below.

6.	THE PURPOSE OF THE LEASE
6.1.	The Tenant declares and undertakes that it is a tenant of the premises solely for the purpose of the lease as detailed and defined in Appendix A to this contract, and solely for this purpose.

6.2.	The Tenant undertakes to operate its business from the premises solely within the purpose of the lease without any non-conformities or deviations from the purpose of the please and additionally will operate the premises in a manner that complies with the provisions in the law. Any change or broadening of the purpose of the lease is subject to obtaining the Landlord’s written consent in advance, who may refuse to agree to such a change or broadening for any reason of the Landlord’s discretion and without having to reason its refusal. In the event of a doubt or dispute between the parties with regard to that included or not included in the purpose of the lease, the purpose of the lease will be construed narrowly and pursuant to the circumstances that exist and are known on the date this contract is signed and without referring to future changes in the Tenant’s activity and/or the Tenant’s field of business and/or the purpose of the lease.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	11	[Signature]

6.3.	Without prejudicing the generality of the provisions above, the Tenant confirms that it is aware that operating the premises pursuant to a change or nonconformity with the purpose of the lease, other than constituting a material breach of this contract, may cause a breach of other lease contracts between the Landlord and other tenants in the complex, and therefore the Landlord may, without prejudicing its right to any other relief or remedy, in any event of managing a business in the premises pursuant to a nonconforming purpose or deviation from the purpose of the lease, receive an injunction against such operation and/or bring the lease contract to an end after giving notice of 7 days and the Tenant will not have any allegation and demand as a result thereof. Whereupon the lease contract was brought to an end as stated above, the provisions in Section 25 below will apply mutatis mutandis.

6.4.	The Tenant declares and undertakes that it has the know-how, experience and ability to operate its business as detailed in the purpose of the lease. The Tenant will endeavor, while exploiting all of the resources available to it, for its business in the premises to succeed.

6.5.	The Tenant is aware of the fact that the Landlord may, if it so chooses, grant uniqueness and/or exclusivity to certain businesses in the complex and/or to prevent the operation of certain businesses and to strike a given business balance to the best of its understanding and sole and absolute discretion in connection with the type of businesses to operate from within the complex and the Tenant hereby waives by a final, absolute and irrevocable waiver any allegation and/or claim and/or demand in connection thereto.

6.6.	The Tenant further declares that it was not granted nor was it promised any uniqueness and/or exclusivity as stated above in connection with the premises and the business to be run from within and that the Landlord may lease areas in the complex for the purpose of managing similar, parallel and even identical businesses to that of the Tenant, and that it waives, by a final, absolute and irrevocable waiver any allegation and/or claim insofar as such an issue is concerned.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	12	[Signature]

6.7.	Operating the premises by the Tenant and use thereof will only be pursuant to and in accordance with the provisions in the law and none of the provisions in this contract constitute authorization on the Landlord’s part for the Tenant to act in the premises and/or use it in a manner that conflicts with any statutory provisions. It is clarified that without derogating from the provisions in this contract, the Tenant will be exclusively responsible and at its expense to obtain all the licenses and/or permits required to operate its business in the premises.

7.	THE LEASE PERIOD

The first lease period pursuant to this contract is as detailed in Appendix A to this contract (Hereinafter: “The First Lease Period”). At the end of the first lease period and subject to the early fulfillment of the provisions in Sections 7.1, 7.2 and 7.3 below, the lease period will be extended by a period/ additional periods, once each time, if and insofar as so determined in Appendix A to this contract (Hereinafter: “The Additional Lease Period” or “The Additional Lease Periods”, as applicable) (both the first lease period, as defined in Appendix A and any additional lease period, insofar as determined in Appendix A, and insofar as applicable will be referred to jointly as “The Lease Period”).

7.1.	Subject to the provisions in Section 7.2 below, each lease period as described in Appendix A will automatically be extended by the following lease additional period periods unless the Tenant gives written, unconditional, unreserved and irrevocable notice to be received by the Landlord at least 180 (One Hundred and Eighty) days before the end of the relevant lease period of its wish not to extend the lease (Hereinafter: “Non-Extending Notice”).

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	13	[Signature]

7.2.	Notwithstanding the provisions in Section 7.1 above, it is agreed that the Landlord may determine, in a notice to be delivered to the Tenant at least 30 days before the closest date to deliver a non-extending notice, that the lease period (or the relevant additional lease period) will not be extended, and this upon the fulfillment of any of these:

7.2.1.	During the lease period preceding the extension, the Tenant did not fulfill or uphold all of its undertakings pursuant to this contract, in full and on time;

7.2.2.	Legal proceedings (including but not limited to arbitration or mediation) and/or other disputes and/or were conducted between the Landlord and/or the Management Company and the Tenant.

7.3.	The Tenant hereby undertakes by an undertaking whereby the breach thereof will constitute a material breach of this contract, to furnish to the Landlord, at least 60 (Sixty) days before the end of the relevant lease period, confirmation pertaining to extending all the insurance policies and securities that the Tenant must execute and maintain pursuant to this contract, thus they will be in full effect during the course of any additional lease period. Nonperformance of the actions listed in this section will grant the Landlord, inter alia, and without derogating form the rest of its rights and relief pursuant to this contract and by law, the right to prevent the Tenant access to the premises until the confirmation is furnished as required.

7.4.	For the avoidance of doubt, if the Tenant remits a non-extending notice on time as stated in Section 7.1 above and/or the Landlord determined that the lease period will not be extended pursuant to the provisions in Section 7.2 above, then the Tenant will not have a right to extend the relevant lease period, and therefore the lease agreement will come to an end at the end of the relevant lease period, and the Tenant will not have any allegation and/or demand and/or claim against the Landlord in connection with not realizing the additional lease period, and it undertakes to vacate the premises immediately at the end of the relevant lease period, in accordance with the provisions in this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	14	[Signature]

Whereupon the lease period is not extended in accordance with the provisions above, the Tenant will vacate the premises by the end of the relevant lease period, pursuant to the provisions in Section 25 below.

7.5.	The Tenant will not be entitled to terminate the lease and/or vacate the premises and/or terminate the management of its business in the premises before the end of the lease period, however the provisions above do not prejudice the Landlord’s rights pursuant to this contract and/or by law to instruct the Tenant to vacate the premises and all this without derogating from the Landlord’s right to any relief and/or remedy reserved to the Landlord, in accordance with the provisions in this contract and/or by law.

If, notwithstanding the above, the Tenant vacates the premises before the end of the lease period or ceases to run its business from within the premises, the Tenant will be charged all the payments applicable to it pursuant to this contract, all until the end of the lease period and the Tenant will be seen as having waived all of its rights in accordance with the provisions in this contract, including but not limited to the right to possess the premises and the Tenant will be seen as giving its explicit consent to the Landlord, irrevocably, to take possession back of the premises and do with it as owners are entitled to do and this without derogating from any other right and/or relief available to the Landlord pursuant to this contract and/or by law.

The terms in this contract will apply in full during the course of the lease periods and subject to the special provisions in this contract referring to certain lease periods only, and except the Tenant’s right to extend the lease period beyond the additional lease periods determined in Appendix A, insofar as determined.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	15	[Signature]

8.	THE RENT

The Tenant will pay the Landlord for the lease period rent as detailed below.

8.1.	For each month during the lease period the Tenant will pay the Landlord rent of a sum determined in Appendix A to this contract (Hereinafter: “The Rent”), linked to the basic index and VAT stipulated by law will be added thereto. It is clarified that in any event the rent in a given month (in addition to linkage differentials) will not be less than the rent paid (in addition to linkage differentials) for the preceding month.

8.2.	For each month during the entire additional lease period, as detailed in Appendix A to this contract, the Tenant will pay the Landlord rent in accordance with the rates fixed in Appendix A to this contract in relation to rent for the last month of the previous lease period, in addition to 10% (Ten Percent) thereon and in addition to linkage differentials linked to the basic index.

8.3.	It is agreed that the Tenant will pay rent for each quarter in advance during the course of the lease period, on the first business day of each quarter by way of an authorization to charge the Tenant’s account as stated in the section below. “Business Day” means one of the weekdays – Sunday- Thursday, upon which banks in Israel are actually open for business between the hours of 08:30 -11:00.

8.4.	To avoid any doubt, linkage differentials will be considered for all senses and purposes as an integral part of the rent.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	16	[Signature]

8.5.	To ease the collection of the rent payments and any other amount owing to the Landlord and/or the Management Company from the Tenant in accordance with this contract, the Tenant undertakes to deliver to the Landlord, upon signing this contract, an authorization to charge its account in the format attached to this contract as Appendix J or in another format acceptable to the bank. The Tenant undertakes that the authorization to charge the Tenant’s account as stated above will be valid for the entire lease period and it is clarified that the Tenant will not be entitled to cancel it for any reason. It is further stressed that the payments deriving from this contract and its appendices will not be paid in any case in cash.

8.6.	For the avoidance of doubt, it is hereby declared that under no circumstances will the granting of the authorization to charge the account and/or any demand pursuant thereto will not be considered payment until all the payments are paid in full and on time.

8.7.	If one or more of the rent payments are not paid to the Landlord with 7 (Seven) days of the date fixed for payment thereof in accordance with this contract – including but not limited to not transferring the rent amount in full by the bank to the Landlord pursuant to the authorization to charge the Tenant’s account – then the balance of the rent not yet paid for the rest of the lease period will become payable immediately and this without prejudicing any relief and remedy available to the Landlord due to a material breach of the contract by the Tenant.

8.8.	For the avoidance of doubt it is hereby declared that the obligation to pay rent and the rest of the payments owing to the Landlord from the Tenant, are imposed upon the Tenant absolutely, even if it did not receive a bill for such rent or the rest of the payments from the Landlord, provided that the Tenant was aware of the payment charge.

8.9.	The Tenant undertakes to pay the rent to the Landlord and the management fees to the Landlord or the Management Company as stated in Section 15 below for the entire lease period, unconditionally, whether it makes use of the premises or not and whether the premises were made available to it or not, for any reason.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	17	[Signature]

8.10.	The Tenant declares that it is aware that for the purpose of guaranteeing repayment of the loan and/or credit extended by the bank to the Landlord, the Landlord assigned and charged to the bank, by a charge of first degree all of its rights pursuant to this contract or the Landlord will assign or charge its rights to the bank as stated above.

Without derogating from the generality of the provisions above, the Tenant undertakes to sign any document it is instructed to sign by the Landlord in connection thereto.

By the Tenant merely signing this contract it gives its irrevocable consent to record and/or to correct such a charge in favor of the bank and it may not object to doing so.

The Landlord will be entitled to change from time to time the method to make the payment and/or the Landlord’s account details in accordance with the Bank’s written instructions.

Additionally, if the Bank so instructs, the monies will be transferred to a different account and/or to a third party or to the bank directly.

9.	VALUE ADDED TAX

For each one of the payments the Tenant is to pay the Landlord and/or the Management Company, in accordance with the provisions in this contract and which is subject to the payment of value added tax, the Tenant will pay, together with that payment, value added tax of the rate in effect from time to time pursuant to the law and/or any tax or levy replacing it and/or any tax which pursuant to the law that is imposed and must be paid by the Tenant in accordance with the provisions in this contract (above and below: “VAT” or “Value Added Tax”).

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	18	[Signature]

For the avoidance of doubt, insofar as the Tenant’s obligation to pay payments in accordance with this contract is concerned, the Value Added Tax or any other tax to apply as stated above is the same as the payment for which it is being paid. A duly issued tax invoice by the Landlord for the payment of the VAT will be delivered to the Tenant just after payment of the payment and the tax amount thereon.

10.	ADDITIONAL PAYMENTS

For the entire lease period the Tenant will pay, in addition to the rent and the management fees, all the payments detailed in all the sub-sections of this Section 10 and the payments, levies, rates, taxes and mandatory payments of any type, municipal and/or governmental or others, including but not limited to any fee, licensing fee and licenses of any type and relating to the premises and/or the operation thereof and/or maintenance thereof and/or use thereof and/or to playback and/or exhibit creations therein, including but not limited to those for which a payment demand was sent to the Landlord and/or the Management Company. Taxes and/or levies and/or fees and/or participation fees in connection with the premises, operation thereof, maintenance, the business being run from within or in connection with the rent imposed in the future and which do not exist on the date this contract is signed will apply to the Tenant, whether these taxes apply by law to owners, a tenant or occupier. The Landlord on its part will bear, in connection with the complex, all the payments of taxes, applicable explicitly by law to owners of real estate properties, as opposed to occupiers.

10.1.	Without prejudicing the generality of the above the Tenant will bear, during the entire lease period all the payments for the supply of water (including but not limited to the charge for sewerage), electricity, telephone, gas, canaling, rates, business tax, sign fee or any other expense relating to the possession and/or use and/or operation of the premises, whether it actually makes use of the premises or not.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	19	[Signature]

10.2.	The Tenant will bear, for the entire lease period, any tax and/or levy and/or royalties applicable and/or to be imposed in the future on the use of the premises and any activity performed in the premises, including but not limited to tax and/or levy for playing music, royalties to ACUM – The Society of Authors, Composers and Music Publishers in Israel and/or any other entity and any other similar association as well as, any payment for the use of a third party intellectual property and fees to the Broadcasting Authority.

10.3.	The Tenant will bear, for the entire lease period, payments and/or taxes and/or levies applicable and/or to apply to the public areas in the complex, if applicable, including but not limited to rates, pursuant to its relative share according to the area of the premises of the total leased area in the complex, as determined in accordance with the Landlord’s discretion and/or the Management Company and/or the Authorities, as applicable, insofar as the Management Company bears these payments, the Tenant will pay the Management Company its share thereof and this in addition to the management fees as stated in this contract.

10.4.	The Tenant will bear for the entire lease period the payments owing for the maintenance and management of the complex as detailed in the provisions in Section 15 below and for the use of the parking areas in accordance with the provisions in Section 17 below.

The Tenant undertakes to notify in writing, the local authority, the water corporation and the rest of the bodies relating to the mater about it leasing the premises. Just after the date the lease period begins, the Tenant undertakes that if the Landlord so instructed, to convey to the Tenant’s name the water and/or telephone and/or electricity and/or municipality bills and/or any other bill relating to a payment and/or tax applicable to the premises. At the end of the lease period the Tenant will put the bills back into the Landlord’s name.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	20	[Signature]

10.5.	The Tenant undertakes to make all the payments imposed upon it pursuant to the provisions above, on the lawful date to do so or on the date it is required to do so pursuant to the demand of the relevant authority. Such payments that the Tenant must pay through the Landlord or the Management Company, will be paid by the Tenant on the date stipulated in the payment demand it receives from the Landlord and/or the Management Company for which such a periodic payment was imposed for a whole year. If only part of the year is within the lease period, the Tenant will pay the relative part of such a payment.

10.6.	Insofar as the supply of electricity to the premises and/or the complex is executed by and/or through the Landlord and/or the Management Company within the framework of a “bulk supply” arrangement with the Management Company, the Tenant will pay the Landlord and/or the Management Company the full payments for the electricity services as stated in Appendix C to this contract, and this by an authorization to charge the Tenant’s account as stated in Section 8.5 above and in any event no later than 7(Seven) days of the date the bill and/or the charge notice was received from the Landlord and/or the Management Company and the Tenant further undertakes to comply with all of its undertakings as stated in Appendix C. alternatively, insofar as the electricity is supplied to the premises directly through the Electricity Corporation, the Tenant will engage with the Electricity Corporation in a consumer contract and will bear at its expense and responsibility all the payments and charges demanded by the Electricity Company from time to time and will pay them directly to the Electricity Corporation, on the date determined to do so. It is clarified that the Landlord may determine, from time to time, of its absolute and sole discretion, the manner the electricity will be supplied to the complex and to the premises therein and the Tenant will not have any allegations and/or demands toward the Landlord and/or anyone on its behalf in connection thereto.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	21	[Signature]

10.7.	The Tenant undertakes not to contact the Local Authority to request a discount on the payments or rates applicable to the premises for the lease period by virtue of Regulation 13 (Discount on Rates for an Empty Property) to the State Economy Arrangements Regulations (Discount on Rates), 5753 – 1993 (or any law or other regulation and/or repealing it). In any event the Tenant contacts the Local Authority to request a discount on the rates payments as stated above, contrary to the provisions above, and such a discount is granted to it, the Landlord will be entitled, without prejudicing any other relief granted to it pursuant to this contract or by law, to receive from the Tenant, upon its first demand and even after the end of the lease period, the discounted amount in addition to linkage differentials and interest in arrears as stated in Section 24.8 below.

It is clarified that the provisions in this Section 10 do not derogate form the Tenant’s obligations in accordance with Section 15 below and that all of the payments above will be paid by the Tenant in addition to the payment of the management fees.

11.	Cancelled.

12.	CONSTRUCTION WORKS IN THE COMPLEX AND IN THE PREMISES

12.1.	Commencing from the delivery date, as defined in Appendix A to this agreement, the Tenant will execute all the adjustment works and/or assembly and/or installation works in the internal design of the premises, insofar as required for the purpose of opening the Tenant’s business in the premises, at its sole expense and responsibility. The architect will remit general instructions for the execution and design of stores and the Tenant undertakes to act pursuant thereto and pursuant to any other instruction given to it in this context.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	22	[Signature]

If the Tenant does not perform any work of any type and kind in the premises other than in accordance with the plans and specifications approved in advance and in writing b the architect and/or the Landlord whereby these plans are coordinated, to the Landlord’s satisfaction, with the complex’s systems plans (all such works as approved by the Architect as stated above will be referred to below as: “The Tenant’s Works”).

The detailed architectural plans will be furnished by the Tenant to the Landlord by and no later than 21 (Twenty One) days before the delivery date. It is clarified that in the event the Tenant does not furnish the said plans by the aforementioned date the Landlord may (however is not obligated) to rescind this contract within 72 (Seventy Two) hours of delivering a written notice to the Tenant without the Tenant having any allegation and/or demand resulting therefrom and all provided that during the course of the said period the Tenant did not delivery the plans to the Landlord’s satisfaction.

The Landlord will be entitled, of its sole discretion, to approve the aforementioned plans and technical specifications, to make corrections thereto, or not approve them. If the specifications and plans are not approved, the Tenant will submit new technical specifications and plans to the Landlord pursuant to the Landlord’s instructions during the course of the period of time stipulated by the Landlord.

For the avoidance of doubt, it is clarified that instructions being given and/or the Tenant’s plans being approved and/or approving performance of the Tenant’s works as stated above does not impose upon the Landlord and/or the Management Company and/or the architect and/or anyone on behalf of these, liability of any type and kind in connection with the Tenant’s works, as defined above, and all sole liability to perform the Tenant’s works and/or in connection to all of them and/or deriving from them, will apply exclusively to the Tenant.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	23	[Signature]

It is clarified that the Tenant releases the Landlord, the Management Company and all those under their service of any liability of any type and kind in connection with performing the Tenant’s works.

12.2.	The provisions in Appendix L to this contract will apply to the Tenant’s works, and the Tenant undertakes to comply with all of its undertakings as determined in the said appendix.

12.3.	It is clarified that a condition precedent to starting the performance of any works by the Tenant or for it in the premises is furnishing the Tenant’s works insurance policies confirmation as stated in Section 19.2 below, the authorization to charge the Tenant’s account as stated in Section 8 above and all the securities as stated in section 26 below, and payment in advance for all of the Tenant’s charges for the first month’s rent. Not furnishing any of the above will prevent commencement of any of the works, however will not defer the start of the Tenant making its payments.

12.4.	The Tenant undertakes to complete the performance of all the Tenant’s works by such a manner that the premises will be ready to open for regular business and customers, as soon as possible, and all by and no later than the date stipulated in Appendix A as the date to complete the Tenant’s Works.

If the opening of the premises is deferred due to delays with the Tenant’s works and/or not completing the Tenant’s works by such a date and/or delays in delivering the Tenant’s plans required by the Landlord, this will constitute a material breach of the contract and the following provisions will apply:

12.4.1.	The Landlord will not be liable for any delay or deferment in completing the premises and the Tenant must indemnify and/or compensate the Landlord and/or the Management Company for any loss, damage or expense sustained due to such a delay.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	24	[Signature]

The Tenant, and it alone, will be liable for any damage and/or loss it and/or the Landlord and/or the Management Company sustain in the event the Tenant does not complete the performance of the Tenant’s works by the date stipulated to finish the Tenant’s works and/or does not open the premises for business on such a date.

Without derogating from any of the provisions above the Tenant will pay the rent and will bear the rest of the payments it must bear pursuant to this contract and will meet all the rest of its undertakings as detailed in this contract, and this commencing from the delivery date as defined in this contract and this whether or not the premises actually opened.

12.4.2.	In the event the delay by the Tenant in completing the Tenant’s works exceeds 30 (Thirty) days, the Landlord will have the right to rescind this lease contract and the Tenant will not be entitled to any indemnification and/or reimbursement for the works performed and/or facilities added to the premises.

Installing Systems and Supplying Electricity

12.5.	The Tenant is responsible to make any adjustments, insofar as necessary from time to time of the systems existing in the premises to its purposes and for them to be in line with the public systems in the complex, including but not limited to – the cooling tower/s central system and the chilled water system for the premises air conditioning system, the fire alert system, including but not limited to sprinklers and additional systems, all this at the Tenant’s expense. These works will be executed subject to receiving instructions from the Landlord with regard to the systems and early specific coordination, in advance and in writing with the complex’s maintenance manager.

12.6.	The supply of electricity to the premises and/or the complex will be done pursuant to the method to be determined by the Landlord from time to time, and the supply of electricity to the premises and/or the complex may also be done through the Electricity Company (direct connection to the national grid) and/or other provider and may also be done through the “bulk supply” method by and/or through the Landlord and/or the Management Company – all pursuant to the Landlord’s sole determination from time to time insofar as the Landlord determines that the supply of electricity will be bulk. The provisions in Appendix C to this contract will apply and the Tenant undertakes to act in accordance with the provisions in Appendix C as stated above, any time the Landlord notifies it that the supply of electricity will be through the bulk method.

12.7.	Insofar as the supply of electricity to the premises and/or complex is through the bulk method then payment for the bulk electricity will be made by way of an authorization to charge the Tenant’s account as stated in Section 8.5 above.

12.8.	It is agreed that the Landlord will have the right to determine that the electricity supplier will be another entity, instead of the Electricity Corporation, provided that the substitute entity holds a lawful license to supply electricity, and in such a case the provisions in this contract relating to the Electricity Corporation will apply to the substitute entity.

12.9.	The Tenant confirms that it is aware that the electricity meters are positioned by the Landlord centrally and/or in central areas, of the Landlord’s choice, and the Tenant agrees to the location of the meters and to charge it pursuant to a reading of the meter without questioning the reading or an allegation against it, including but not limited to any change to the location of the Landlord’s choice.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	25	[Signature]

General Provisions In Connection With Performing Works In The Complex

12.10.	The Landlord may at any time, without the need for the Tenant’s consent, perform any change or addition or renovation in the complex and/or any part thereof and/or in any premises, of its sole discretion, both before the start of the lease period and thereafter, including but not limited to additions or reductions or splitting areas of any type, joining and building floors, areas or wings in the complex, whether under the complex and/or the premises or above them, adding office buildings, adding parking spaces, turning closed or open public areas into areas for sole use by various users, changing openings and passageways, extensions to various buildings and any other change in a building and/or plans in the complex and/or use of the areas in the complex and/or its surroundings.

The Tenant undertakes not to interfere and not to object to any such a change or extension for any reason, including but not limited to interruptions it may sustain, if sustained while the extensions or change is being carried out provided that the change or extension does not cause it a material, continuous and unreasonable interruption to the management of its business in the premises.

The Tenant declares that it is aware that the extensions will be added to the complex building. If added they will be part of the complex but not part of the premises or the Tenant’s rights in the premises, and they do not and will not and/or the use thereof and/or the leasing thereof will not derogate from the Tenant’s obligations to fulfill all of its undertakings, in full and on time, in accordance with this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	26	[Signature]

12.11.	The Landlord may, without the any need for the Tenant’s consent to transfer through the complex and through the premises and to install itself or through someone on its behalf or through any authority, institution or other body, all types of pipes, infrastructures, including but not limited to air conditioning ducts, water pipes, gas, cable and electrical wires, cable for television communication and/or telephone and/or other cables whether they serve the Tenant and/or the premises and/or the complex or not, and the Tenant undertakes to allow the Landlord or to whoever on the Landlord’s behalf to enter the premises to perform such works and all associated thereto during the course of the lease period. The Landlord will notify the Tenant of its intention to perform such works a reasonable time in advance pursuant to the circumstances of the matter at hand.

12.12.	It is clarified that the delivery date as defined in this contract is an estimated date and that it may be deferred due to the premises not being vacated by the current tenant (as defined in Section 13.4 below) and/or for any other reason such as, but not only – a state of war, exceptional reserve duty drafting, extreme and exceptional weather conditions or other natural disasters, orders, regulations or laws that cause a delay in delivery, strikes or go-slows, or any other cause not within the Landlord’s control. In such a case, the delivery date will be deferred without this being considered a breach of the contract by the Landlord, for the period of time necessary based on the foregoing circumstances or any one of them, as applicable and in addition to Twenty One (21) days for organizational purposes.

12.13.	Any dispute concerning adjustments in the premises to the blueprint and/or the delivery date and/or adjustments of the various plans and/or any matter concerning the existence of an event stated in Section 12.12 above and for the duration of the deferred time deriving therefrom, as applicable and/or any other matter concerning the performance of the construction works in the complex and/or the premises, the architect or whoever is appointed by him, will serve as an expert and not as an arbitrator and his ruling will be final, decisive and binding upon the parties for all senses and purpose as if they had consented from the outset.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	27	[Signature]

12.14.	For the avoidance of doubt, the Tenant and it alone, will be responsible to obtain all the permits and/or licenses required and/or that will be required by law (including but not limited to from the Local Authority and/or the firefighting service and/or any other authorized authority) to perform the Tenant’s works as detailed in this contract, and this before performance begins, and for the purpose of opening the Tenant’s business in the premises and operation thereof, and will bear the expenses associated thereto, including but not limited to complying with any demand by any authority to make adjustments and/or additions to allow for such an authority’s approval to be received as stated above, provided that the Tenant received approval from the Landlord to do so as stated in Section 12.1 above, in advance and in writing. The Tenant undertakes to comply with all the requisite conditions to obtain such permits, to run its business pursuant to their conditions and to maintain the validity thereof during the entire lease period, and not to make any nonconforming use in the premises and not to manage businesses therein that are not permitted by the applicable law or that will apply.

13.	DELIVERY OF POSSESSION AND DELIVERY PROTOCOL
13.1.	The Landlord will deliver possession of the premises to the Tenant on the date detailed in Appendix A to this contract hereby determined as an estimated date (Hereinafter: “The Delivery Date”). On the delivery date the premises will be delivered to the Tenant in the condition on the date this contract is signed, “As Is”, whereby the standard systems therein, if they exist, operate and are in working order, and free and clear of any person and object to the exclusion of such standard systems and equipment that were agreed to remain in the premises and this without the Landlord being required to execute any renovations and/or adjustment and/or revamping in the premises.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	28	[Signature]

13.2.	The Tenant undertakes to sign a delivery protocol and to receive possession on the delivery date and confirms that in any event it does not sign the delivery protocol as stated above and/or does not show up to receive possession on this date, for any reason, it will be seen as having received possession of the premises to its full satisfaction, without any reservations with regard to its condition, totally suited to the provisions in this contract and the obligation to pay rent will apply to the Tenant from the delivery date.

13.3.	Without derogating from the provisions above, upon delivery the Tenant undertakes to carry out the following actions:

13.3.1.	To receive possession of the premises. Receipt of possession of the premises by the Tenant will constitute approval on its part that the premises was delivered to it fully suited to the provisions in this contract and to its absolute satisfaction, and that it does not and will not have any claims and/or allegations and/or demands concerning the premises and this contract, subject to the fulfillment of the Landlord’s undertakings pursuant to this contract; and
13.3.2.	To furnish to the Landlord the confirmation of the insurance policies as detailed in Section 19 below.

13.4.	The Tenant declares that it is aware that the premises is not vacant and that the premises is occupied by the current tenant (above and below: “The Current Tenant”). It is hereby agreed that insofar as the current tenant does not vacate the premises of any person and object by the date determined in this contract for delivery of possession of the premises to the Tenant, the delivery date will be deferred to such a date that the premises is actually vacated by the current tenant and the rest of the dates stipulated in this contract will be deferred accordingly. Insofar as the delay exceeds more than a month, the Landlord may, (however is not obligated) to rescind the contract. If the Landlord decides to rescind this contract, the Landlord will be released of all of its undertakings pursuant to this contract and the Tenant will not have and hereby waives any allegation, claim and/or demand in connection with this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	29	[Signature]

14.	THE BUSINESS ACTIVITY IN THE COMPLEX AND IN THE PREMISES

14.1.	The hours of operation of the businesses in the complex will be, subject to the provisions in the law, including and in particular the municipal bylaws and in accordance with the procedures determined from time to time by the Management Company (whether with regard to a specific business or types of businesses). Until a notice is received to the contrary from the Management Company, the hours of operation of the Management Company in the complex are – between 09:00 and 21:00 Sundays through to Thursdays inclusive, and between 09:00 and 15:30 on Fridays and eves of holidays and one hour after the Sabbath or holiday ends and up to 22:30 on Saturdays and holidays.

14.2.	The Tenant declares and undertakes that it does not and will not have any allegation and/or demand and/or claim against the Landlord and/or anyone on its behalf and/or tenants and/or business establishments in the complex, in connection with the dates and hours of operation of their businesses, including but not limited to operating them on Saturdays and on holidays, insofar as applicable.

14.3.	The Tenant undertakes to use the premises and its surroundings, by such a manner that does not cause any interruption and/or nuisance to other tenants in the complex and their enjoyment from their premises, while keeping the part adjacent to the premises clean. Without derogating from the provisions above, the Tenant undertakes not to use the premises or any part thereof in a manner whereby as a result thereof noise, odors, pollutions or other hazards are caused exceeding that which is reasonable bearing in mind the nature of the complex in general and the nature of the proximate surroundings of the premises, in particular.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	30	[Signature]

14.4.	The Tenant undertakes to take the measures necessary to prevent any damage or malfunction to the premises and/or any part thereof and/or the proximate surroundings and/or facilities and/or equipment in the premises and to immediately repair and at its expense any damage caused to the premises and/or equipment and/or the facilities therein.

14.5.	In the event the Tenant does not maintain the premises, including but not limited to the equipment and/or facilities therein or those belonging to it, in a good state of repair and of a high quality, and/or does not immediately repair any disrepair as stated in sub-section 14.4 above, the Landlord may, however is not obligated, to carry out the repair and perform any action, of its discretion to repair the damage and/or put the premises and/or its facilities belonging to it to a high standard and quality, suited to the complex, and this at the Tenant’s expense and the Tenant undertakes to compensate the Landlord for the above and this in accordance with the provisions in Section 30 below. To this end, the Landlord may enter the premises after giving 48 (Forty Eight) hours’ notice.

14.6.	The Tenant declares that it is aware that in the premises stores, clinics, schools, cinemas, coffee shops, restaurants, kiosks may operate in the complex. Eating establishments of all types, businesses of all types, offices, health clubs, clinics, embassies and cultural, entertainment, music and promotional activities in the public areas, including but not limited to exhibitions, fashion shows, presentations and such like, and it declares and undertakes that it will not have any allegation in connection thereto, whether applicable or not, including but not limited to in connection with the field of activity therein, the hours of operation, entry and exit arrangements, noise crowding, odors nuisances or any other nuisance caused by their activities.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	31	[Signature]

15.	MANAGING THE COMPLEX

The Landlord may appoint a corporation to engage in the management of the complex and its maintenance (above and below – “The Management Company”). If the appointment of the Management Company ends or so long as a Management Company was not appointed, the Landlord will serve as the Management Company for the purpose of this contract.

The Management Company will determine, from time to time arrangements and procedures concerning the management of the complex and the maintenance thereof and will determine bylaws to apply with regard to all the tenants and users of the complex, or the type of businesses therein and will monitor the execution thereof. The Tenant undertakes to sign, on the date this contract is signed, a management agreement with the Management Company attached as Appendix D to this contract and the bylaws attached as Appendix E to this contract. The bylaws will be valid in this format so long as no changes thereto were promulgated by the Management Company. The Tenant undertakes to comply with the management agreement, the bylaws and procedures, including but not limited to changes therein, made from time to time.

The Management Company will render services (Hereinafter: “The Services”) in the complex whether itself or through sub-contractors as stated in the management agreement.

15.1.	The Tenant will participate in all the Management Company’s expenses to render the services on the basis of their cost, including but not limited to financing expenses, on the basis of foreign currency linked or index, of the Management Company’s choice and in addition to a fee to the Management Company and VAT stipulated by law. It is clarified that insofar as this contract is used, use of the phrase “management fees” – this refers to the Management Company’s expenses and the Management Company’s fee as stated above, as defined in this management agreement.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	32	[Signature]

For the avoidance of doubt, the Management Company will be entitled to transfer the Management Company’s fee to its parent company, or to whoever the parent company so instructs.

15.2.	If the Tenant will pay the management fees relative to the area of the premises in relation to the other premises in the complex, in accordance with the dates, rates and defined legends in the management agreement.

15.3.	The Tenant refusing and/or unwillingness and/or not wishing to receive a given service and/or its wish to stop the rending of all or some of the services will not release the Tenant of its undertakings pursuant to this entire Section 15 and/or pursuant to the management agreement.

15.4.	The Tenant signing this contract constitutes a direct undertaking toward the Management Company once appointed or established, if established, insofar as things concern it, and the Tenant’s undertaking toward the Landlord to uphold all of its undertakings toward the Management Company, whether specified in this contract or detailed in the management agreement, and a breach of the management agreement will constitute a breach of this contract and accordingly, the Landlord may make use of the securities extended by the Tenant in accordance with the provisions in Section 26 to this contract also to secure the Tenant’s obligations in accordance with the provisions in the management agreement.

15.5.	The Tenant agrees that it is possible that changes will be made to the format of the management agreement, including but not limited to resulting from changing the Management Company, and in such a case the Tenant will sign a management agreement as prepared and approved by the Landlord and the Management Company, and this immediately upon receiving the Landlord and/or Management Company’s demand to do so.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	33	[Signature]

15.6.	For the avoidance of doubt, any allegation the Tenant has against the Management Company, including but not limited to an allegation by virtue of the management agreement, will not constitute a cause of action and/or set off on the Tenant’s part against the Landlord.

16.	ADVERTISING

The Tenant is aware and it agrees to the fact that the Landlord and/or the Management Company will be entitled, however not obligated, to prompt events and actions in the promotion of the complex field and the businesses therein, both within the complex, including but not limited to signs, pamphlets and such like, and external advertising, including but not limited to advertising through the various means of communication, including but not limited to television and/or radio and/or local or general press, all in the manner, of the scope and on the dates of the Landlord and/or Management Company’s sole discretion and the Tenant will not have any allegation in connection thereto, including but not limited to the scope, manner and content of the advertising of the complex and/or businesses in the complex in general, and with regard to the scope of the content and manner the business operating from the premises in particular is advertised.

17.	PARKING LOTS AND PARKING FEES

17.1.	It is clarified that within the framework of the complex there are covered and/or open air parking areas that are included and/or will be included (Hereinafter: “The Parking Lots”).

17.2.	The Landlord may, of its absolute discretion and subject to the law, decided from time to time to operate the parking lots as paid parking lots and charge the customers of the complex and its visitors a payment for parking in the parking lots in any manner and according to any method its deems fit (Hereinafter: “The Parking Fee”), whether itself or through others, including but not limited to the Management Company, to lease them to sub-contractors to operate as paid parking lots and/or to determine usage, operation, parking, entry and exit arrangements for the parking lots and to change all of these from time to time and the Tenant will not have any allegations in connection thereto. All the revenue from the parking fees will belong solely to the Landlord.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	34	[Signature]

The Tenant undertakes to comply, from time to time with any such determination and all arrangements and technical procedures to be determined by the Landlord or the Management Company in this regard.

17.3.	It is agreed that since the parking lots are intended to allow for convenient parking for the customers of the complex with the quickest turnaround possible of users of the parking lots, the Tenant will not be entitled to use them for any of its employees and/or businesses and/or on its behalf for parking, to the exclusion of its customers and to the exclusion of a number of vehicles to be approved by the Landlord and/or the Management Company in advance and in writing, and pursuant to conditions to be approved as stated above, and in consideration of payment of fixed and/or annual and/or monthly and/or ad hoc subscription fees as determined by the Landlord (Hereinafter: “Parking Subscription Fees”).

17.4.	If the Landlord allows the complex customers to park without paying a parking fee for the first two hours at least, the Tenant will pay the Landlord, for the entire lease period, a sum of NIS 5 (Five) in addition to VAT stipulated by law, for each square meter of the area of the premises for each of the months of the lease period (Hereinafter: “Payment for Parking”). The payment for parking will be linked to the index published for the month of May 2013 (106.25 points, Base 2010) and will be paid for each month in advance, at the same time as the minimum rent payment for that month.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	35	[Signature]

The payment for parking will be revised at the beginning of each additional lease period beyond the first lease period, by a rate of 10% (Ten Percent) as opposed to the estimated rate prior to the start of such an additional period.

It is clarified that payment for parking is not and will not constitute in any manner and form part of the rent as defined in this contract, or of the management fees.

17.5.	The provisions in this section constitute direct undertakings of the Tenant toward the Landlord and/or the Management Company and/or any person or other body operating the parking lots from time to time, as applicable.

18.	LIABILITY IN TORTS AND INDEMNIFICATION

18.1.	The Landlord, Management Company and anyone under their service will not be liable in any manner for any damage and/or harm the Tenant and/or its business and/or property and/or anyone on its behalf and/or any other person in the premises sustain, including and without prejudicing the generality of the provisions above, damage or harm caused due to the Landlord and/or the Management Company and/or anyone under their service entering the premises, unless the damage is caused maliciously by the Landlord or the Management Company, and the Tenant hereby waives any such claim, allegation and demand against the Landlord and/or the Management Company and/or anyone on their behalf exceeding their liability as stated above.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	36	[Signature]

18.2.	The Tenant will assume liability toward the Landlord and/or the Management Company for any loss and/or damage the premises and/or the complex and/or its contents and/or any person and/or corporation sustains, including but not limited to its employees and/or the Landlord and/or the Management Company and/or anyone on their behalf and/or to the customers and/or the visitors to the complex and/or any other person, caused by it and/or by anyone on its behalf (including but not limited to its employees and/or customers and/or visitors and/or contractors and/or consultants on its behalf) and/or which is its responsibility by virtue of the provisions in this contract and all in connection with the premises, management of its business in the premises and/or possession and/or use of the premises and/or from any other action of the Tenant and/or its employees and/or its visitors and/or vendors and/or anyone on its behalf and/or its customers. The provisions in this section do not derogate from the Tenant’s undertakings toward third parties pursuant to the law.

18.3.	Any action that is taken in the premises will be done solely at the Tenant’s responsibility and the Landlord and/or the Management Company will not be liable in any manner for such actions. Without derogating from the generality of the provisions above, the Tenant will be exclusively liable for any damage and for any responsibility due to a violation and/or nonfulfillment, in full of the provisions in the law and/or license and/or permit in connection with the use of the premises.

18.4.	The Tenant undertakes to compensate and/or indemnify the Landlord and/or the Management Company and/or anyone on their behalf for any damage and/or expense and/or charge they are likely to undertake to pay or are forced to pay or paid, including but not limited to within the framework of a civil or criminal claim to be filed against them for any damage within the Tenant’s responsibility pursuant to this contract and/or by law, and for all the expenses the Landlord and/or the Management Company and/or anyone on their behalf incurred to defend such a demand and/or claim, including but not limited to attorneys fees, and all within 30 (Thirty) days of the date the Landlord and/or Management Company’s first written demand is received. The Landlord and/or the Management Company, as relevant, will notify the Tenant of them receiving any claim and/or demand as stated above, just after it is received and will allow the Tenant, insofar as dependent upon them, a reasonable opportunity to defend itself.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	37	[Signature]

19.	INSURANCE

19.1.	Without derogating from the Tenant’s liability pursuant to this contract and/or pursuant to the law the Tenant undertakes to execute and maintain the insurance policies detailed below with a certified and reputable insurance company.

It is agreed that insofar as the Tenant is required to perform protection, defending works against break-ins and/or theft and/or to install a defense system, alarm, alert, smoke and fire detector and such like (Hereinafter: “The Protection Works”) for the purpose of complying with the insurance policy terms of any of the insurance policies included in the confirmation pertaining to executing the Tenant’s insurance policies attached as Appendix I2, the Tenant alone will bear all the costs of the protection works and will not have any allegation in connection thereto against the Landlord.

19.2.	Subject to the provisions in this contract insofar as receiving authorization to perform works in the premises is concerned, and should any works be performed in the premises by the Tenant and/or someone on its behalf before the premises are first occupied by the Landlord and/or on any date during the course of the lease period, the Tenant undertakes to furnish to the Landlord and to the Management Company the confirmation pertaining to executing the Tenant’s works insurance policy attached to this contract and constituting an integral part hereof and marked as Appendix I1 (respectively below “The Tenant’s Works Insurance Policies Confirmation” and “The Tenant’s Works Insurance Policies”) signed by the Tenant’s Insurer. The Tenant declares that it is aware that furnishing the Tenant’s works insurance policies is a suspending and preliminary condition to performing any works in the premises, and the Landlord and/or the Management Company will be entitled (however not obligated) to prevent the Tenant from carrying out works in the premises, should such confirmation not be furnished to them before the performance of such works begin.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	38	[Signature]

19.3.	For the entire lease period the Tenant undertakes to execute and maintain the insurance policies detailed in the execution of the insurance policies confirmation attached to this contract and constituting an integral part hereof and marked as Appendix I2 (respectively – Hereinafter: “The Tenant’s Permanent Insurance Policies Confirmation’ and “The Tenant’s Permanent Insurance Policies”).

19.4.	Without the need for any demand on the Landlord's part and/or on the Management Company’s part, the Tenant undertakes to furnish to the Landlord and to the Management Company, no later than the date to receive possession of the premises or before the date any properties are placed in the premises, (other than properties that are part of the Insured works pursuant to Section 19.2 above) whichever is earlier - the Tenant’s permanent insurance policies confirmation, signed by its Insurer. The Tenant declares that it is aware that furnishing the Tenant’s Permanent Insurance Policies confirmation is a suspending and preliminary condition to receiving possession of the premises and/or placing any properties (other than properties that are part of the Insured works pursuant to Section 19.2 above) in the premises and the Landlord and/or the Management Company will be entitled (however not obligated) to prevent the Tenant from receiving possession of premises and/or putting any properties as mentioned above in the event the confirmation is not furnished before the date that was mentioned above.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	39	[Signature]

Without derogating from the provisions above, in any event the Tenant’s permanent insurance policies confirmation and/or confirmation pertaining to it being renewed, is not furnished to the Landlord even 3 (Three) business days after the date a demand is delivered to the Tenant, the Landlord and/or the Management Company may prevent the Tenant from entering the premises, disconnect the supply of electricity to the premises and to take any other action of their discretion to stop the activity in the premises until such confirmation is received, to their satisfaction. Additionally, the Tenant will pay the Landlord a pre-determined and agreed payment of a sum of NIS 2,000 for each day the Tenant’s permanent insurance policies confirmation, valid, is not furnished to the Landlord, without derogating from any right and/or allegation and/or claim of the Landlord. The payment above will be paid in addition to linkage differentials commencing from the date this contract is signed and will be paid in addition to VAT stipulated by law, pursuant to the Landlord’s first written demand.

19.5.	It is agreed that the Tenant may choose not execute a consequential loss insurance policy, (in full or in part), as detailed in Section (2) to the Tenant’s permanent insurance policies confirmation, however the exemption as detailed in Section 19.8 below will apply as if such policies were executed in full. Similarly, the Tenant may choose not to execute the premises glass breakages insurance policy as detailed in Section (1) to the Tenant’s permanent insurance policies confirmation, however in such a case the Tenant will bear the expenses of replacing the glass in the premises as stated above and the exemption stated in Section 19.8 below will apply.

19.6.	If in the Tenant’s opinion there is a need to execute an additional and/or complementary insurance policy to the Tenant’s works insurance policies and/or the Tenant’s permanent insurance policies, the Tenant undertakes to execute and maintain such additional and/or complementary policies. In any additional and/or complementary property insurance policy as stated above, a section will be included pertaining to the waiver of the right to subrogation toward the Landlord, the Management Company and toward those acting on their behalf, as well as other tenants, residents and other rights holders in the complex (hereinafter the other tenants, residents and other rights holders as stated above will be referred to jointly as: “The Other Rights Holders”) whose property insurance policies as stated above and/or in the property chapter to the contractors works insurance policy executed by them contains a waiver of the right to subrogation toward the Tenant.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	40	[Signature]

19.7.	The Tenant undertakes to revise, from time to time (and at least every insurance period) the insurance amounts for the insurance policies executed by it pursuant to Sections (1) and (2) to the Tenant’s permanent insurance policies confirmation to always reflect the full value of the insured subject pursuant thereto.

19.8.	The Tenant exempts the Landlord, the Management Company and anyone acting on their behalf and the other rights holders whereby in the other right holders lease agreements or any other agreement granting the other right holders rights in the complex contain a parallel exemption of liability toward the Tenant for damage that it is entitled to indemnification for pursuant to the policies executed in accordance with Section (1) to the Tenant’s works insurance policies confirmation, Sections (1) and (2) to the Tenant’s permanent insurance policies confirmation and the additional property insurance policies that it executed as stated in Section 19.6 above (or would have been entitled to indemnification for but for the deductibles stipulated in such policies), however the exemption from liability as stated above will not apply in favor of a person who maliciously caused damage.

19.9.	No later than 14 (Fourteen) days before the end of the Tenant’s permanent insurance policies period date, the Tenant undertakes to deposit with the Landlord and with the Management Company the Tenant’s permanent insurance policies confirmation for extending the validity thereof for an additional insurance period. The Tenant undertakes to deposit the Tenant’s permanent insurance policies approval on the stipulated dates, each insurance period as long as this contract is in force.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	41	[Signature]

19.10.	Each time the Tenant’s Insurer notifies the Landlord and/or the Management Company that any one of the Tenant’s permanent insurance policies is about to be cancelled or a detrimental change is about to be made thereto, as stated at the end of Appendices I1 and I2, as stated above, the Tenant undertakes to renew that insurance policy and to furnish the new insurance policy confirmation 30 (Thirty) days before the cancellation date or the detrimental change in the policy date, as stated above.

19.11.	For the avoidance of doubt it is clarified that not furnishing the insurance policy confirmations on time, as stated in Sections 19.2, 19.4, 19.9 and 19.10 above, will not prejudice the Tenant’s undertakings pursuant to this contract, including but not limited to and without prejudicing the generality of the provisions above, any payment obligation applicable to the Tenant, and the Tenant undertakes to comply with all of its undertakings pursuant to the agreement even if it shall be prevented from executing works and/or from receiving possession of the premises and/or inserting properties into the premises and/or operating its business in the premises, due to not presenting the confirmations on time.

19.12.	The Landlord and/or the Management Company may review the insurance policies confirmations furnished by the Tenant as required under Sections 19.2, 19.4, 19.9 and 19.10 above, and the Tenant undertakes to make any change or correction necessary for it to comply with the Tenant’s undertakings stated in this Section 19. The Tenant declares that the Landlord and/or the Management Company's right to inspect the insurance policies confirmations and the right to instruct that they be corrected as specified above, does not impose upon the Landlord and/or the Management Company and/or anyone on their behalf any obligation and/or any liability insofar as the insurance policies confirmations are concerned, the nature, scope and the validity of the insurance policies executed pursuant thereto or regarding the lack thereof, and the right to inspect does not derogate from any duty imposed on the Tenant pursuant to this contract and/or the law.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	42	[Signature]

19.13.	The Tenant undertakes to comply with the terms of the insurance policies executed by it, to pay the premiums on time and in full, and to ensure that the Tenant's permanent insurance policies are renewed from time to time according to need and they will be valid the entire Lease Period.

19.14.	For the avoidance of doubt it is agreed that the required limits on liability as stated in Appendices I1 and I1 are considered a minimum requirement imposed upon the Tenant. The Tenant declares and confirms that it will be estopped from raising any allegation and/or demand against the Landlord and/or the Management Company and/or anyone on their behalf insofar as such limits on liability are concerned.

19.15.	Additionally and without derogating from the provisions elsewhere in this contract, at all stages of performing on the agreement the Tenant undertakes to comply with all the requirements and provisions in the National Insurance Law and the National Health La and all orders, regulations and such like enacted pursuant to the foregoing laws, and primarily and without prejudicing the generality of the provisions above, by such a manner that all of its employees, agents and those under its service during the agreement period, including but not limited to those hired incidentally and temporarily, will at all times and during the entire agreement period entitled to all the rights pursuant to the foregoing laws.

19.16.	The Tenant hereby declares that it is aware that the Landlord and/or the Management Company do not undertake to provide security guards and/or other security means at the complex and/or in the premises, and if they do so this will not create any liability or undertaking toward the Tenant. It is further explicitly agreed that the Keepers Law, 5727 – 1967 does not apply to the agreement and its appendices and under no circumstances will the Landlord and/or the Management Company or anyone on their behalf be considered as paid or non-commissioned security guards.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	43	[Signature]

19.17.	The Landlord undertakes to execute and maintain for the entire lease period, itself or through the Management Company, the insurance policies detailed further on in this section with a duly authorized and reputable insurance company:

19.17.1.	Insurance insuring those parts of the building in the complex owned by the Landlord or that the Landlord undertook to insure (including but not limited to the premises building), against loss or damage due to the risks that are acceptable in extended fire insurance policies, including but not limited to fire, smoke, lighting, explosions, earthquake, storm and blizzard, flood, liquid damages and burst pipes, damage by vehicles, damage by aircrafts, riots, strikes, malicious damage and any breaking damages. Such insurance will include a section pertaining to the waiver of the right to subrogation toward the Tenant, however such a waiver will not apply in favor of a person who maliciously causes damage. For the avoidance of doubt, it is explicitly agreed that such insurance will not include content and/or additions, improvements or extensions made by and/or on behalf of and/or for the Tenant and/or the other rights holders and will not include glass, windows, partitions from glass and glass door insurance whereby the obligation to insure them is imposed upon the Tenant as stated in Section (1) to the Tenant’s permanent insurance policies confirmation.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	44	[Signature]

19.17.2.	Consequential loss insurance policy insuring loss of rent and loss of management fees due to damage caused to parts of the building in the complex owned by the Landlord or that the Landlord undertook to insure (including but not limited to the premises building) due to the risks detailed in Section 19.17.1 above, and this for an indemnification period of at least 12 (Twelve) months. Such insurance will include a section pertaining to the waiver of the right to subrogation in favor of the Tenant, however such a waiver will not apply in favor of a person maliciously causing damage.

It is agreed that the Landlord and/or the Management Company may opt not to execute a consequential loss insurance policy insuring loss of rent and loss of management fees as stated in this Section 19.17.2 above, in full or in part, however the provisions in Section 19.20 below will apply as if such an insurance policy was executed in full.

19.18.	As stated in Section 3.1.7 to the management agreement, the Landlord may of its sole discretion execute additional insurance policies in addition to those detailed in Section 19.17 above.

19.19.	It is explicitly agreed that executing the insurance policies detailed in Section 19.17 above doers not add any liability to the Landlord and/or the Management Company beyond that stated in this contract and/or does not derogate from the Tenant’s liability pursuant to the agreement and/or by law (other than as explicitly stated at the end of Section 19.20 below).

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	45	[Signature]

19.20.	The Landlord exempts the Tenant of liability for damage it is entitled to indemnification for pursuant to the policies executed in accordance with Sections 19.17.1 and 19.17.2 above (or would have been entitled to indemnification for but for the deductibles stipulated in such policies), however the exemption from liability as stated above will not apply in favor of a person who maliciously caused damage.

Notwithstanding the above should an insurance peril manifest that is insured pursuant to Sections 19.17.1. and 19.17.2 above, pursuant to circumstances for which the Tenant is liable under this contract and/or by law, the Tenant will bear the damage and/or loss amount sustained up to the deductible amounts applicable pursuant to such policies; provided that the amount the Tenant bears for each insurance peril is no less than an amount equal to $20 (US) multiplied by the area of the premises in square meters (however no less than a sum of $1,000 (US) and not to exceed a sum of $ 20,000 (US).

20.	PERMITS

20.1.	For the entire lease period, the Tenant, and it alone will be responsible to obtain the licenses required by law at any time to run its business from within the premises, to renew them and to ensure they are valid. Should the management of the Tenant’s business in the premises require obtaining a business license and/or any other permit then the Tenant is liable and undertakes to obtain the necessary permit/s, all at its expense. The Tenant declares that it is well versed and experienced in the business it intends to run from within the premises and all the licensing and permits issue that are required to run the business as stated above.

20.2.	The Landlord undertakes to sign as an “owners signature” as rights holder in the complex, at the Tenant’s request, any document and/or application reasonably required to obtain the business license and/or other permit required to operate the business for the purpose of the lease by virtue of the law and subject to the provisions in this contract and by law, provided that no undertaking, obligation or liability will apply to the Landlord as a result thereof and also that the Landlord will not incur as a result thereof any expenses. For the avoidance of doubt it is clarified that this conduct by the Landlord does not derogate from the Tenant’s liability and undertaking to obtain such a license or permit.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	46	[Signature]

20.3.	Without derogating from the provisions above, the Tenant undertakes to run its business and to comply with all the requirements by virtue of the Business Licensing Law, 5728 – 1968 (Hereinafter in this section: “The Law”), to obtain any license and permit required pursuant to the law to run the Tenant’s business from within the premises in accordance with the purpose of the lease, and to renew it from time to time, as required by law and to complete all the works and/or requirements on the authorities behalf to obtain and/or renew any license and permit required by law.

20.4.	The Tenant and it alone will be responsible for any instance that offenses and/or violations of the law have been committed in the premises and/or by the Tenant, its employees and/or by anyone on the Tenant’s behalf even outside the premises, including but not limited to pursuant to the Prevention of Smoking in Public Places and Exposure to Smoking Law, 5743 – 1983 (Hereinafter: “The Prevention of Smoking Law”).

20.5.	The Tenant undertakes that the design of the premises, the construction and operation thereof will be done in accordance with the statutory requirements, as in effect from time to time, insofar as accessibility is concerned, including but not limited to in accordance with the Equal Rights for Persons with Disabilities Law, 5758 – 1998 and the secondary legislation pursuant thereto, in the format in effect from time to time.

20.6.	The Tenant will alone pay any fine or punishment imposed for running the business and/or use of the premises by the Tenant and/or its employees and/or agents and/or customers without a permit or nonconforming to a permit, whether imposed upon the Landlord or upon the Management Company or if imposed upon the Tenant. In any event of a violation of the provisions in the Prevention of Smoking Law and/or secondary legislation by virtue thereof, in the premises and/or by the Tenant and/or someone on its behalf, including but not limited to its employees even outside the premises – the Tenant will be liable to bear any fine and/or penalty imposed as a result thereof and undertakes to instruct its employees to avoid violating the provisions in the Prevention of Smoking Law and/or the secondary legislation by virtue thereof.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	47	[Signature]

20.7.	None of the above will be considered authorization by the Landlord to the Tenant to use the premises and/or manage its business without a permit and/or not conforming to the permit. For the avoidance of doubt it is clarified that if and insofar as an order and/or demand and/or directive and/or notice is received from any authorized authority, to shut down and/or stop and/or suspend the activity being conducted from within the premises, the Tenant will act in accordance with such a demand by the authorities and this by the date determined to do so by the authorities and without this being authorization not to uphold the Tenant’s undertakings pursuant to this contract.

20.8.	It is agreed that not obtaining a license the Tenant needs to manage its business from the premises will not release the Tenant from fulfilling any of its undertakings pursuant to this contract, in the event the Tenant is forced to stop or suspend its activity in the premises in accordance with the provisions in Section 20.7 above and/or in accordance with the provisions in the law.

21.	MAINTAINING THE PREMISES AND MANAGEMENT THEREOF

21.1.	The Tenant undertakes to run its business from within the premises in accordance with the provisions in the law applicable to the matter and without causing any nuisance including but not limited to noise, odors (including but not limited to installing and operating fume hoods), pollution and not to cause any interruption or nuisance to occupiers and/or users of the rest of the complex and its surroundings.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	48	[Signature]

Without prejudicing the generality of the provisions above the Tenant undertakes not to operate in the premises or its surroundings announcement stems and/or speakers and to maintain a high cleanliness and maintenance standard in the premises and in its surroundings.

21.2.	The Tenant undertakes not to run in the complex outside the premises any activity relating to its business and not to keep any goods and/or equipment and/or inventory and/or other chattels (hereinafter referred to as: “Chattels”) outside the premises in the complex unless it receives approval in writing and in advance from the Landlord and the Management Company any time chattels belonging to the Tenant are found outside the premises as stated above. The Landlord or the Management Company may (however are not obligated) to remove them at the Tenant’s expense forthwith without notice and without the Landlord or the Management Company being liable for the completeness thereof or for damages the Tenant sustains as a result thereof, if sustained. Additionally the Tenant will pay the Landlord and/or the Management Company a pre-determined and agreed payment of a sum of NIS 500 (Five Hundred New Shekels) for each hour the chattels are outside the premises without the Landlord and/or the Management Company’s approval as stated above (and the relative part of the aforementioned amount for any part of an hour). The payment stated above will be paid in addition to linkage differentials commencing from the date this contract is signed and will be paid in addition to VAT stipulated by law, immediately upon the Landlord and/or the Management Company’s first written demand.

21.3.	The Tenant will run its business in the premises while complying with all the procedures and instructions determined by the Management Company by virtue of its power as stated in Section 15 above and all of its sub-sections, including but without prejudicing the generality of the above, the Tenant will ensure to stringently adhere to all of the Management Company and/or the Landlord’s instructions in connection with the days and hours of operation, in connection to hauling, inserting and removing goods and packages into the premise and from it, and in particular in relation to hours and ways of performing these actions. The Tenant undertakes that all those in commercial contact with it, including but not limited to vendors, will adhere to the Management Company’s instructions.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	49	[Signature]

21.4.	The Tenant undertakes to keep the premises, during the entire lease period in a good and proper state of repair, and will fix, without delay and at its expense any malfunction, damage or disrepair that is discovered therein, in its systems and facilities and should the Tenant fail to do so within 7 (Seven) days of the occurrence of the damage and/or malfunction, the Landlord and/or the Management Company may enter the premises and do so instead of the Tenant and the provisions in Section 30 to this contract will apply.

21.5.	The Landlord and/or the Management Company will be entitled to enter, from time to time, the premises to check if the provisions in this lease contract are being complied with and/or to carry out works and repairs, whether for the premises or for other premises, provided that as little interruption as possible is caused to the Tenant and in the event repairs are being carried out – to return the previous condition, insofar as possible and within reason.

The Landlord will notify the Tenant, insofar as possible, of its intention to enter the premises, a reasonable time in advance, pursuant to the circumstances, to the exclusion of emergencies with regard to which the Landlord will not be required to give such early notice.

21.6.	The Tenant will not affix and/or install signs or notices on the external walls of the premises or the complex and not on the glass doors of the premises on either side (if applicable) without the Landlord and/or the Management Company’s approval in advance and in writing.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	50	[Signature]

Signs for the premises will only be allowed subject to the architect and/or Management Company’s approval and in accordance with the rules determined by them in this respect, and subject to the fact that the Tenant receives any permit required by law to place signs and complies with the terms thereof and will bear any fee or other charge with respect thereto.

Without derogating from the provisions above, it is clarified and agreed that the Landlord and/or the architect and/or the Management Company may, however are not obligated, at any time, to demand from the Tenant, at its expense and responsibility, to change the location of the signs and/or size and/or content and/or shape and/or demand that the Tenant renew it and/or replace the signs with new signs and such like, and all in accordance with their sole discretion and the Tenant will not have any allegation and/or demand toward the Landlord and/or the architect and/or the Management Company in connection thereto.

22.	ADDITIONS AND CHANGES

The Tenant will not be entitled to make any changes, improvements or additions in the premises, whether internal changes or external, without obtaining the Landlord’s consent to do so in advance and in writing (Hereinafter: “Changes and Additions”). In the event the Landlord permits the Tenant to make any changes and additions in the premises the provisions in Section 12.3 to this contract will apply.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	51	[Signature]

Without prejudicing and/or derogating from the provisions above, if and when the Tenant executes and/or carries out in the premises changes and additions and including but not limited to the Tenant’s works in the premises and/or in its systems, then, on the date possession of the premises is returned to the Landlord, for any reason, the Tenant will remove at its expense the changes and additions and will restore the premises to the condition it was in on the day the premises were opened and without the changes and additions, unless the Landlord demands, in writing, that the changes and additions, and/or some of them remain, and in such a case they will become the Landlord’s property and the Tenant will not have any claim and/or demand against the Landlord for the changes and additions and/or for its investment therein.

23.	CONVEYING RIGHTS

23.1.	The Tenant will not have a right to convey and/or endorse and/or charge its rights and/or its undertakings pursuant to this contract and/or in connection to all or some, hereof, in any manner unless it obtains the express advance and written consent from the Landlord and in accordance with the terms determined by the Landlord of its sole discretion. The Tenant will not lease the premises or any part thereof pursuant to a sub-lease, will not convey the premises or any part thereof, for consideration or without consideration, will not deliver or part thereof possession to another and will not permit in any part thereof use by another, for consideration or without consideration, not even through a concessionaire, and will not charge or pledge any of its rights pursuant to this contract.

Without derogating from the provisions above, conveying of the Tenant’s rights in the premises will be possible only subject to the fulfillment of all the following accumulative terms:

23.1.1.	All of the Tenant’s debts in connection with the premises and this contract were paid to the Landlord’s satisfaction.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	52	[Signature]

23.1.2.	The Landlord gave its consent in advance and in writing to convey such rights, the identity of the transferee, its financial robustness, the nature of its activity and it fitting in with the mix of the businesses operating in the complex, and to any other parameter that the Landlord deems fitting to approve within the framework of conveying the rights as stated above.

23.1.3.	The Transferee and the Tenant signed a conveyance of rights instrument, pursuant to the terms and in the format as determined by the Landlord in accordance with its discretion;

23.1.4.	The Transferee gave the Landlord an authorization to charge its account, deposited all the securities and furnished confirmation pertaining to executing the insurance policies to the Landlord, and all in accordance with the provisions in this contract and the rights conveyance instrument;

23.1.5.	The Transferee and the Tenant fulfilled all of the conditions and requirements in connection with the conveyance of rights as stated above, as determined by the Landlord, on time and in full.

It is clarified to avoid any doubt that the provisions set forth in this Section 23.1 above do not constitute a final and exhaustive list of the conditions to convey such rights and the Landlord reserves the right to determine additional conditions and requirements, of its discretion, as a condition precedent to approving the conveyance of the rights without having to reason its decision.

23.2.	Cancelled.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	53	[Signature]

23.3.	If the Tenant is a corporation, the Tenant undertakes that during the entire lease period no changes will apply to the controlling shareholders, direct or indirect in the corporation (up to a flesh and blood level), voluntarily or involuntarily and will remain in the hands of the individuals detailed in Appendix A to this contract.

“Control” for the purpose of this section: holding at least 51% of the shares and rights of any type and kind in the corporation, including but not limited to appointing at least 51% of the directors and the right to appoint the CEO.

23.4.	If the Tenant is incorporated as a partnership, whether registered or not, it undertakes that during the entire lease period no change of partners and/or adding a partner and/or a partner resigning and/or any other change in the composition of the partnership as in effect on the date this contract is signed will apply. Should a change occur in the composition of the partnership voluntarily or involuntarily, without obtaining the Landlord’s consent thereto or contrary to the conditions determined by the Landlord, the provisions in Section 24.5 below will apply.

23.5.	The Landlord and/or the Management Company may charge and/or pledge and/or convey and/or endorse, in whole or in part, their rights and/or undertakings in the Land and/or the complex and/or pursuant to this contract, in whole or in part, and/or make any other disposition, and to have any entity or body share in the management and/or ownership of the Land and/or complex and/or in any part thereof, as they deem fit and pursuant to their exclusive and absolute discretion and without any need to obtain the Tenant’s consent.

23.6.	The Landlord and/or the Management Company will be entitled to charge and/or pledge and/or convey and/or endorse, in whole or in part, their rights and/or obligations pursuant to this contract, in whole or in part, and all provided that the Tenant’s rights under this contract are not prejudiced. The Tenant undertakes to cooperate and sign any document required of it if required by the Landlord to approve and/or perform the provisions in this section.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	54	[Signature]

The Tenant confirms that it is aware that the rights in the Land upon which the complex was built is pledged and charged in favor of the bank and/or that the Landlord may pledge and charge them again and/or refinance, and that the bank’s rights take priority and will take preference of first degree and exclusively over the Landlord’s rights and/or anyone on its behalf in the Land, including but not limited to the Tenant.

The Landlord may give the Tenants an irrevocable instruction to pay all the monies and payments owing to the Landlord from the Tenant pursuant to this contract to a bank account that the Landlord so instructs the Tenant, and to it alone, and the Tenant hereby undertakes irrevocably to comply with this provision.

23.7.	Without derogating from the provisions in Section 24.5 below, it is hereby declared that the right to the lease pursuant to this contract and all of the rights granted to the Tenant pursuant to this contract – cannot be bequeathed, and in the event, heaven forbid, the Tenant dies – this contract will expire forthwith, and the provisions in this contract pertaining to ending the lease period and vacating the premises will apply.

23.8.	It is hereby agreed that the Tenant will not be entitled to collect any payment for the conveyance of the lease by it to another entity, including but not limited to the conveyance being executed with the Landlord’s approval (and it is again stressed that the Tenant is prohibited from conveying rights and/or its undertakings pursuant to the lease contract without the Landlord’s consent to be given in advance and in writing and subject to the conditions stipulated by the Landlord, insofar as stipulated), no matter what this “vacating fee” is called or any other name. If the Tenants receives such a payment – it must immediately pay it to the Landlord.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	55	[Signature]

23.9.	Without derogating from the provisions in Section 24.5 below, if the Tenant’s rights pursuant to this contract were conveyed to another, voluntarily or involuntarily, without obtaining the Landlord’s consent in accordance with the provisions in this Section 23 or not in accordance with the conditions stipulated by the Landlord for such a conveyance of rights, then without derogating from any other relief available to the Landlord by law, the Landlord may give notice that the lease period has ended and in such a case this contract will come to an end and the provisions in this contract will apply applicable to the end of the lease period, and inter alia with regard to vacating the premises, and the Tenant will have no allegation and/or demand and/or claim in connection thereto.

24.	RELIEF AND REMEDIES

24.1.	Whereupon a party to this contract breaches any of its provisions that injured party will be entitled to all the relief determined in the Contracts Law (Remedies for Breach of Contract), 5731 – 1970, even in the event a specific relief or remedy is granted in this contract for such a breach, and this without derogating from the provisions in this contract or the provisions in the law.

24.2.	Without derogating from its right to compensation of a higher amount or to any other relief, in the event of a material breach of this contract by the Tenant, the Landlord will be entitled to pre-determined, agreed and estimated compensation of an amount equal to the rent, management fees and VAT thereon, for six months’ rent, whereby this amount will be linked to the Index and up to the index recorded on the date the payment is actually made (Hereinafter: “The Liquidated Damages”), and this whether the Landlord opted to uphold the contract or not or opted to rescind it. The parties declare that they view the said amount as agreed and suitable compensation for the damage the parties perceived as a probable result of a material breach of this lease contract by the Tenant.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	56	[Signature]

24.3.	Any breach of any of the provisions detailed below of the contract will be considered a material breach hereof:

24.3.1	A breach of any of the provisions in Sections 6, 7, 8, 9, 10, 12, 13, 14, 15, 17, 18, 19, 20, 21, 22, 23, 24, 25 and 26 to this contract, and all of their sub-sections.

24.3.2	A delay in making any payment that the Tenant must pay pursuant to the provisions in this contract, for a period exceeding 7 (Seven) days and/or a delay in payment of two consecutive and sequential payments and/or a delay in making 3 (Three) payments that the Tenant must pay during the entire lease period.

24.3.4	The provisions above do not derogate from the provisions in Section 24.5 below.

24.4.	In any event the Tenant stops the operation of the business in the premises or the lease contract for any reason whatsoever, the Tenant must pay all the payments applicable to it by virtue of the provisions in this contract until the end of the lease period and this without derogating from the rest of the Tenant’s obligations pursuant to this contract and/or any of the Landlord’s rights pursuant to the law and pursuant to this contract, including but not limited to the right to receive the liquidated damages.

24.5.	The Landlord will be entitled to rescind this contract, notwithstanding any provision in the contract in connection with the lease period and demand that the Tenant vacate the premises forthwith in an early notice of Ten (10) days (Hereinafter: “The Rescission Notice”) and return possession thereof to it as stated in Section 25.7 below, and this in each one of the following instances:

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	57	[Signature]

24.5.1.	The Tenant materially breached this contract or a material provisions herein.

24.5.2.	The Tenant breached this contract not by a material breach and did not remedy the breach within 14 days of the day it was required to do so or that the Tenant breached the provisions in this contract at least 3 (Three) times, accumulatively, during the course of the entire contract period. To avoid doubt, it is clarified that in regard to the number of breaches by the Tenant as stated above, all of the Tenant’s breaches will be taken into account, including but not limited to breaches that were remedied on the date determined to do so.

24.5.3.	The Tenant, or any of its individuals or any of the guarantors to this contract, as applicable, died and/or a petition was filed with the authorized court to have it wind up, declare it bankrupt, to appoint a trustee, liquidator, temporary liquidator, pre-liquidator, receiver over a material part of its assets, and/or to impose a lien over a material part of its assets, and an order was issued pursuant to the petition or the petition was cancelled or dismissed within 45 (Forty Five) days of it being filed with the court and/or if the Tenant and/or any one of the guarantors to this contract filed a petition to wind it up and/or declare it bankrupt and/or to execute a creditors arrangement and/or stay of proceedings notwithstanding the above. In the event of one of the foregoing events happening with regard to a guarantor to this contract, the Tenant will be entitled to furnish one guarantor whose identity is agreeable to the Landlord of the Landlord’s sole discretion, and this within 15 (Fifteen) days of the occurrence of that event.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	58	[Signature]

24.5.4.	All or some of the other guarantees and/or securities that were given to uphold this contract expired or were cancelled or were declared by the authorized court as void or invalid for any reason, or were forfeited by the Landlord and/or the Management Company without the Tenant complementing them and resubmitting them on time.

24.5.5.	The Tenant did not give the Landlord any one of the execution of insurance policies confirmation that it is to furnish to the Landlord pursuant to Section 19 above, including but not limited to confirmation that they were renewed.

24.6.	Whereupon a cancellation notice was given the provisions in Section 25 below will apply and the following provisions:

24.6.1.	The Landlord and the Management Company will have the right to a lien over all of the Tenant’s equipment and inventory in the premises and/or in the complex as security for payment of all the compensation and monies owing to the Landlord and/or the Management Company in such a case from the Tenant. The Landlord and/or the Management Company will be entitled to forfeit the equipment and the inventory and/or to collect on them by selling them or by any other manner to settle the Tenant’s debts toward them if they are not settled within 15 (Fifteen) days of the date the first written demand is received. It is clarified that the Landlord and/or the Management Company will not be subject to keepers debts whether as a paid keeper or without payment.

24.6.2.	The Tenant will not have any right to object in any manner and/or to try to delay or prevent the Landlord engaging with any other tenant and/or to try prevent or delay execution of leasing the premises to a substitute tenant. All of the above will apply both to the relations between the Landlord and the Tenant and the relations between the Tenant and the substitute tenant will be considered, inter alia, as contractual provisions in favor of a third party.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	59	[Signature]

24.7.	In any event the Tenant breaches this contract, whether the Landlord chose to rescind this contract or not, the Tenant will be responsible to reimburse the Landlord and the Management Company immediately upon receiving its first written demand, all the expenses, damages and losses they sustain due to a breach of the contract by the Tenant.

24.8.	A delay on the Tenant’s part in making any payment to the Landlord and/or to the Management Company will accrue interest at the maximum rate permitted by law at that time and if there is no restriction pursuant to the law on the interest rate, interest in arrears at the maximum rate that Bank Leumi Le’Israel Ltd. charges on unauthorized overdrafts at that time for the period in arrears (Hereinafter: “Interest in Arrears”), and this without derogating from the Landlord and/or Management Company’s right to compensation at a higher rate or any other relief.

Written confirmation by one of the bank branches managers pertaining to said interest rate will constitute determining and sufficient proof of the interest rate as stated above.

24.9.	Any discount and/or benefit and/or grant and/or consideration in money and/or equivalent and/or exemption from payment of rent and/or management fees and/or participation in investing in the adjustments to the premises, offered to the Tenant by the Landlord and/or the Management Company, insofar as offered during the course of and/or before the lease period, are contingent upon the Tenant fulfilling all of its undertakings pursuant to this contract in full and on time. whereupon the Tenant violates any of its said undertakings and/or does not fulfill them in full and on time then any benefit and/or grant and/or exemption and/or participation amount in adjustment costs as stated above are voided, and the Tenant will be required to reimburse any amount and/or the value of the benefit it received as stated above, and this without derogating from the rest of the Landlord’s relief and remedies pursuant to the law and/or pursuant to this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	60	[Signature]

25.	VACATING THE PREMISES

25.1.	The Tenant undertakes to vacate the premises at the end of the lease period, or on the earlier date if shortened due to the contract being rescinded or expiring for any reason, all according to the earliest date and as applicable and to return the premises to the exclusive possession of the Landlord whereby the premises will be in the same condition the premises was in on the delivery date, including removal of any object and/or addition and/or permanent facility installed by the Tenant (to the exclusion of the Landlord demanding that they remain in the premises) by such a manner that the removal thereof will not damage the premises and its internal and external appearance, and all subject to reasonable wear and tear, however in any event – the premises must be in good condition, orderly and whitewashed.

25.2.	The Tenant must return the premises free and clear of any person and object, and in accordance with the provisions in Section 22 above, and all at the Tenant’s expense.

25.3.	Uninstalling affixtures and/or systems in the premises owned by the Tenant (unless the Landlord demands that they remain in the premises) will be executed in accordance with the engineer’s instructions and by contractors approved to do so by the Landlord only, and in any event, without damaging the building in the complex and/or the premises and/or the systems installed therein and serving them and/or the other tenants and/or the complex’s regular activity and/or that of other tenants therein.

25.4.	Upon vacating the premises, for any reason, the Tenant will furnish to the Landlord confirmation from all the municipal and/or government and/or other authority and/or from any body that the Tenant undertook in this contract to make various payments directly to it attesting to the Tenant paying all the payments relating to the lease period and that it has no debt or undertaking to any of the said bodies.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	61	[Signature]

25.5.	For the avoidance of doubt, in the event the Tenant does not furnish all the aforementioned approvals on time, it will be seen, with regard to this contract as if it did not pay the said payments and the Landlord will have all the rights in connection thereto, including but not limited to the right to realize the securities given to it to secure the Tenant’s undertakings or any part thereof.

25.6.	For each day the Tenant is late in vacating the premises the Tenant will pay the Landlord pre-determined, agreed and estimated compensation of a sum equal to the rent owing to the Landlord for the last month’s rent divided by 10 (Ten), and all subject to the linkage provisions in this contract. If the delay in vacating the premises exceeds 30 (Thirty) days, the Tenant will pay the Landlord for each day it is late in vacating the premises pre-determined, agreed and estimated compensation of a sum equal to the rent owing to the Landlord for the last month’s rent as stated above, divided by 6 (Six).

The parties declare that the said amount constitutes agreed and appropriate compensation for the damage the parties see as a probable result of a delay in vacating the premises as stated above, and all this without derogating from the Landlord’s right to any other relief and/or compensation at a higher rate, including but not limited to compensation the Landlord is charged, if charges, toward a substitute tenant.

25.7.	Without derogating from its right to any other relief in the event of the premises not being vacated on time, the Landlord may:

25.7.1.	Immediately stop supplying to the Tenant and/or premises and/or instruct the Management Company and the latter must comply with such an order, to stop supplying to the Tenant and/or the premises, electricity, water, air conditioning or other services of its discretion and the Tenant will not have any allegation or claim in connection thereto.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	62	[Signature]

25.7.2.	To enter itself and/or through others the premises, including but not limited to by breaking the locks and to this end to use reasonable force and to remove from the premises any belongings or chattels found therein and to change the locks or prevent access to it by the Tenant or someone on its behalf by any method it deems fit and the Tenant will not have any allegation or claim in connection thereto.

25.8.	The Landlord will be entitled to vacate the premises as stated above at any time it deems fit, after giving a warning in advance and in writing of 7 (Seven) days. The Landlord will be entitled to do with the property and the equipment found in the premises as it pleases according to its absolute discretion and inter alia the Landlord will be entitled to remove the property and equipment from within the premises and may, however is not obligated, to store the property and equipment at a place it deems fitting, and in such a case the Tenant must pay the removal and storage fees and the rend determined by the Landlord of its sole and absolute discretion. And the Landlord may also sell such property and equipment at a price and pursuant to conditions to be determined by the Landlord of its sole discretion, and this to collect on its damages and expenses, and the Tenant waives in advance any allegation and/or demand and/or claim in connection with the Landlord’s said actions as stated in this section.

25.9.	In any case the Tenant does not vacate the premises on time the Tenant or anyone on its behalf will be considered trespassers and a “new squatter” in the premises, and it will not have any allegation or claim against the Landlord or anyone on its behalf of the damages it sustains or its chattels sustain as a result of such action.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	63	[Signature]

25.10.	To prevent the Tenant and/or any of its individuals and/or any person on its behalf access to the premises or to spend time therein or to use the premises or any part thereof, including but not limited to the facilities, equipment and inventory therein.

25.11.	The Tenant will be responsible to pay the Landlord all the expenses and/or damages and/or charges the Landlord and/or anyone on its behalf bear with regard to such actions and the provisions in Section 30 below will apply.

25.12.	The Tenant hereby gives its consent and authorization to the Landlord to perform the actions stipulated in this section above.

25.13.	The Landlord will not be liable for any damage of any kind the Tenant or its equipment or its property sustain, if caused during or due to performing the actions stipulated in this section by the Landlord and the Tenant will not have any allegation or claim against the Landlord or the Management Company due to performance of such actions.

25.14.	For the avoidance of doubt, and without derogating from any of the provisions above, the Tenant must pay all the Tenant’s payments for the period it is late in vacating the premises, including and in particular payments for which the Tenant was required to furnish confirmation as detailed in Section 25.4 above.

26.	SECURITIES

As security to ensure fulfillment of all of its undertakings pursuant to this lease contract and pursuant to the management agreement, the Tenant will furnish to the Landlord, on the date this contract is signed, all of the securities detailed below:

26.1.	A letter of guarantee in the format attached to this contract as Appendix F, signed by two guarantors approved by the Landlord in advance, as guarantors for all of the Tenant’s undertakings, jointly and severally with it (Hereinafter: “The Personal Guarantee”).

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	64	[Signature]

26.2.	An autonomous, unconditional bank guarantee, that can be endorsed and/or transferred, prepared in favor of the Landlord and the Management Company, as beneficiaries, jointly and severally, and which can be realized in payments, in the format attached to this contract as Appendix G to be valid throughout the entire first lease period, and up to 90 (Ninety) days after the end of the first lease period for the sum stipulated in Appendix A to this contract, whereby the guarantee amount will be linked to the Basic Index (Hereinafter: “The Bank Guarantee”).

26.3.	In the event this contract grants the Tenant a right to extend the lease period, and the Tenant exercises its right to do so, the Tenant will furnish to the Landlord at least 60 (Sixty) days before the start of the additional period a bank guarantee as detailed above valid for up to 90 (Ninety) days after the end of the relevant additional lease period, and this also in accordance with the provisions in Section 7 above.

The Tenant will bear all the expenses of the bank guarantee, including but not limited to stamp duty, renewal and the guaranteeing bank’s commission, insofar as applicable.

26.4.	A deposit of the sum stipulated in Appendix A to this contract (Hereinafter – “The Deposit”). It is agreed between the parties that the deposit will not constitute at any stage of the lease period payment for the rent, management fees, parking fee and/or any other payment the Tenant must pay in accordance with the provisions in this contract. Whereupon the Landlord forfeits any amount from the deposit the amount will be credited on account of the debt and/or the charge for which the Landlord chose to forfeit it. It is clarified that insofar as the deposit amount is returned to the Tenant, or any part thereof, it will be returned in nominal values only, without linkage and/or interest. As necessary pursuant to the above, it is clarified that in return for depositing the deposit the Tenant will only be given a receipt.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	65	[Signature]

26.5.	A promissory note linked to the index without filling in the payment date of the note in the format attached as Appendix H to this contract for the sum stipulated in Appendix A to this contract (Hereinafter: “The Promissory Note”). The Landlord will be entitled to fill in the payment date on the note of its discretion.

The personal guarantee, the bank guarantee, the deposit and the promissory note will be referred to above and below jointly as: “The Securities” or “The Collateral”.

26.6.	The Landlord may, at its discretion and after giving a written warning 7 (Seven) days in advance, realize all or some of the securities, in any case of a breach of this lease contract (including but not limited to the management contract) by the Tenant.

26.7.	After 90 (Ninety) days following the end of the relevant lease period, and after it is proven to the Landlord’s satisfaction that the Tenant fulfilled all of its undertakings in accordance with this contract and the management agreement, all of the securities will be returned to the Tenant.

26.8.	For the avoidance of doubt, delivery of the said securities or any part thereof and/or realizing them by the Landlord and/or the Management Company does not derogate from the Landlord and/or the Management Company’s right to collect that which they deserve from the Tenant through any other method, or to release the Tenant of any of its undertakings pursuant to this contract or the management agreement, or to limit the compensation amount and/or damages the Landlord and/or the Management Company will be entitled to collect from the Tenant.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	66	[Signature]

26.9.	The Landlord will be entitled to charge the securities in favor of any bank and/or financial institution and/or to assign and/or endorse and/or transfer the securities to substitutes and/or transferees of the Landlord and/or the Management Company (including but not limited to parent companies and/or subsidiaries and/or sister companies and/or affiliated companies and/or integrated companies of the Landlord and/or the Management Company stepping into the Landlord and/or the Management Company’s shoes for all senses and purposes) and/or in favor of any bank and/or financial institution and/or to any third party constituting the Landlord and/or the Management Company and/or who purchases from the Landlord the rights in the premises (Hereinafter in this section: “The Transferee”), provided that realizing the securities is done in accordance with the provisions in this contract.

It is further agreed that in the event the Landlord and/or the Management Company request to endorse and/or assign to the Transferee the securities in their possession as stated above, the Tenant undertakes to furnish alternative collateral (as defined above) in favor of the Transferee and this within 7 days of the date of the Landlord and/or the Management Company’s demand to do so. In return for receiving the new collateral the Landlord and/or the Management Company will return the previous securities to the Tenant.

Insofar as the Tenant does not furnish the new collateral as stated above, this will constitute a material breach of this agreement and the Landlord and/or the Management Company will be entitled to realize the collateral in their possession forthwith and to keep the collateral realization monies as a deposit in accordance with the provisions in this agreement (including but not limited to the Landlord and/or the Management Company being entitled to transfer the said deposit monies to the Transferee). The Tenant undertakes not to object to any realization of the securities proceeding as stated above.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	67	[Signature]

26.10.	For the avoidance of doubt, in any event the rent and/or the management fees and/or payment for the parking is increased, the Tenant must also increase the collateral accordingly. In any event of forfeiture and/or realization of all or some of the securities, for any reason, the Tenant must complement them for the full amount of the securities within 48 (Forty Eight) hours of the time they were forfeited or realized without any need for a demand on the Landlord and/or the Management Company’s part.

27.	NO TENANT’S PROTECTION RIGHTS

It is agreed that the provisions in the Tenant’s Protection Law (Consolidated Version), 5732 – 1972 and/or any other tenant protection laws , including their regulations and orders (hereinafter in this section: “The Law”) will not apply to the premises and/or with regard to this lease contract, and that no law granting the Tenant status of a protected tenant or granting the Tenant a right not to vacate the premises in the event and on dates that the Tenant must, pursuant to the contract vacate the premises will apply to the premises.

The Tenant confirms its awareness that the premises is located in a building whereby the construction thereof was completed after 20.8.68. The parties declare expressly that this lease was concluded explicitly on the condition that the law will not apply to the lease. The Tenant declares that it did not pay and will not pay the Landlord in connection with this contract any key money or any other consideration other than rent and/or management fees and that the Tenant or anyone acting on its behalf including but not limited to any of its individuals and/or shareholders therein will not be a protected tenant in the premises pursuant to the law and will be estopped from filing any claims and raising any allegations in connection with it being a protected tenant or that it has more rights in the premises than that granted to it explicitly in this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	68	[Signature]

The Tenant declares that all of the investments to be made by it in the premises and/or the complex including but not limited to the equipment and facilities will be done for its needs and that it is estopped from arguing that these investments constitute key money or a substitute for key money or payment pursuant to Section 82 to the law or any payment granting it rights in the premises and it will be estopped from demanding from the Landlord full or partial contribution to the expenses or reimbursement, for such investments and the provisions in Section 22 above will apply.

28.	CREDITING PAYMENTS AND NO SET OFF RIGHT

28.1.	In any event the Tenant owes the Landlord several charges, the Landlord will have the right to determine at the time of payment, of its discretion, the charge to the account the amount paid will be credited. So long as the Landlord does not notify the Tenant to the contrary, the payment will be credited firstly toward linkage differentials and interest and/or interest in arrears, thereafter for the payment for parking, for management fees, for rent for electricity paid to the Landlord (insofar as paid pursuant to this contract) and for the rest of the payments according to their order.

28.2.	The Tenant will not be entitled to set off from the Tenant’s payments in accordance with this contract, including but not limited from the rent, pecuniary charges that the Landlord and/or the Management Company will owe the Tenant, if at all, whether by virtue of this contract or by virtue of other transactions. The Tenant will not be entitled to delay performance of any of the Tenant’s payments no matter what the circumstances.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	69	[Signature]

29.	FORCE MAJEURE

The Tenant declares and undertakes that the Landlord will not be considered as having breached this contract or did not fulfill any of its conditions and the Tenant will not be entitled to any relief toward the Landlord, if the reason for the breach of the contract or nonfulfillment of the condition derived from circumstances that the Landlord has no control over, including but not limited to a fire, explosion, natural disaster, strike, war, act of terrorism, emergency situation or cease works orders on behalf of the authorities, force majeure and/or upon the occurrence of any other event of this type.

30.	PERFORMANCE OF UNDERTAKINGS INSTEAD OF THE OTHER PARTY

So long as an obligation is imposed upon the Tenant pursuant to this contract to perform an action or work or to pay a given payment and the Tenant did not perform the action or the work or the said payment by the date stipulated to do so in the contract or in the law, and if no such date is mentioned – by the date stipulated to do so in a written demand received from the Landlord – then the Landlord and/or the Management Company will be entitled, however not obligated, to perform the action or the work or make the payment instead of the Tenant and at the Tenant’s expense, and this in person or through others. In such a case the Tenant must pay the Landlord, immediately upon its first demand, all the amounts or losses or the damages the Landlord or the Management Company paid or incurred in connection with performance of the action or the work or the said payment, in addition to 15% (Fifteen Percent) of these amounts for general expenses and in addition to index linkage differentials and interest in arrears stipulated in Section 24.8 above, commencing from the date the Landlord and/or the Management Company incurred the expense and until the date the full amount is actually repaid.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	70	[Signature]

31.	BUILDING ON THE LAND

31.1.	For the avoidance of doubt, it is clarified that the rights granted to the Tenant pursuant to this contract, insofar as they as they are awarded to it, are granted to the Tenant solely in relation to the premises, and the Tenant do not and will not have any right in connection with the existing or additional building rights and/or existing or additional building areas to be approved and will be built by the Landlord or by a given third party, and/or in connection with use of any part of the complex, whether it exists or will exist in the future, not within the confines of the premises including roofs, passageways and such like. The Tenant gives its consent in advance to any such action and/or use and the Tenant undertakes not to interfere, object or interrupt in any manner whatsoever in relation to all planning actions in connection with the land and/or the complex. Similarly, the Tenant undertakes to avoid raising any allegation against the Landlord and/or someone on its behalf in connection thereto.

31.2.	It is clarified that the Landlord will be entitled, at any time, without the need for the Tenant’s consent, to perform any change or addition or renovation on the land and/or in the complex, of its sole discretion both before the start of the lease period or thereafter, including but not limited to adding and constructing floors to the complex including changing their designations and/or correcting building permits, additional construction of the various kinds including but not limited to adding floors to the complex, turning public areas to areas for exclusive use of various users, change of openings and passageways and any other change in the complex and/or the complex plans, all of its sole discretion.

The Tenant undertakes not to interfere and not to object to any such change or addition for any reason, including but not limited to interruptions it will sustain, if sustained while performing the addition or change.

31.3.	The Tenant is aware that during the course of the lease period, it is possible that additional construction works will continue and/or start on the land and/or in the complex, which may cause noise, dirt, passage for laborers, placing work means and/or work tools, including placing a crane.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	71	[Signature]

31.4.	The Tenant undertakes not to interfere, object, or get involved in any manner with such construction and not to raise any allegation and/or claim against the Landlord and/or anyone on its behalf in connection thereto, subject to the fact that the access ways to the premises are not materially impaired.

32.	JURISDICTION

The unique and exclusive authority to rule on any matter that a dispute and/or differences of opinion arise between the parties relating to any matter concerning the concluding and/or validity or breach and/or performance and/or interpretation of this contract and its appendices will be granted to the authorized court in the city of Tel Aviv-Yafo, and only to this court.

33.	MISCELLANEOUS

33.1.	This contract and the appendices hereto formulate and express the rights and obligations between the Landlord and/or the Management Company and the Tenant exclusively and absolutely.

33.2.	Upon signing this contract constituting the complete and binding contract between the parties, any contract and/or memorandum and/or consent and/or declaration and/or prospect and/or covenant and/or publication made, if made, by the Landlord and/or the Management Company or their representatives or anyone on their behalf are null and void and the Landlord and/or the Management Company will not be bound by any of these.

33.3.	The Tenant hereby declares that it reached this contract following independent inquiries and inspections and that it did not rely on any information and/or representation made to it, insofar as made.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	72	[Signature]

33.4.	The headings of the sections in this contract are solely for convenience purposes and will not serve as a reference or aid to construe and/or understand this contract. Any reference to a section in this contract is a reference to the section and to all of its sub-sections, unless expressly stated otherwise in the provisions in this contract.

33.5.	None of the conditions and the provisions contained in this contract and its appendices derogate from any other condition or provision of this contract but rather add to it.

33.6.	No change and/or waiver and/or deviation from the provisions in this contract will be valid unless made in writing and signed by the parties to the contract.

33.7.	Consent on behalf of a party hereto to deviate from any condition in this contract in a specific instance will not constitute a precedent and will not infer an analogy to another instance. If a party does not exercise a right granted to it pursuant to this contract in a specific case this will not be seen as a waiver of that right in that case and/or in another similar case or in a different case and a waiver of a right of that party will not be deduced from this. A waiver made with regard to one matter will not infer an analogy to another matter.

33.8.	This contract does not create a partnership and/or agency relationship between the parties nor does it grant rights to any third party not mentioned in the contract, and this contract does not derogate or prejudice any obligation or undertaking of a third party.

33.9.	It is further clarified for the avoidance of doubt that the Tenant will not be entitled at any time to record a caveat notice by virtue of its rights pursuant to this contract or in connection with this contract. Should and notwithstanding this provision the Tenant record a caveat or record with the Land Registration Office, this will be considered a material breach of this contract.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	73	[Signature]

33.10.	The parties addresses for the purpose of this contract are as stipulated at the top of this contract and any notice that is sent from one party to the other will be by registered mail pursuant to the aforementioned addresses, unless a party notified the other party in writing of a change of address it will be considered as if it reached its destination and the knowledge of the recipient party within 72 (Seventy Two) hours of it being delivered to be mailed, and if hand delivered, upon delivery.

Any notice that is placed in the Tenant’s mail box in the complex and nay notice that is sent by facsimile will be considered as having reached its destination within 24 (Twenty Four) hours of its being placed or transmitted.

33.11.	For the avoidance of doubt it is clarified that the use of the phrase “complex” in this contract is solely for convenience purposes. The Landlord will be entitled to determine the name of the complex in which the premises is located, as it deems fit and/or to change it from time to time, all of its absolute discretion.

33.12.	It is hereby agreed between the parties that the provisions in the Rent and Borrowing Law, 5731 – 1971 will not apply to this contract to the exclusion of the provision in the law which cannot be stipulated upon.

33.13.	By signing this contract the Tenant gives its consent to the fact that its details, including but not limited to the data in this contract will be included in the database of the tenants to be kept by the Landlord and/or the Management Company and/or the Melisron Ltd. Company and/or one of the subsidiary companies of the Melisron Ltd. company, in accordance with the Privacy Protection Law, 5741 – 1981, and this for the purpose and the needs of the Melisron Group, including but not limited to direct mailing of information and content to the Tenant, and delivery of the information to the Management Company and/or partner in the complex and/or vendors and/or third parties who require the data for the purpose of the works in the complex, to manage the center and all associated thereto and such like of the database manager’s discretion.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	74	[Signature]

In Witness Whereof the Parties Hereto Set Their Hands

At the place and on the date stipulated above:

InMode Ltd	Sha’ar Yokneam
514073618	Limited Partnership
[Signature]	[Signature]

The Landlord	The Tenant Through Messr. [Signature] CEO

Tenant’s Attorney’s Confirmation

I the undersigned, Adv. Sagi Omer, of 16 Derech Hayam, Haifa, hereby confirm that the Tenant is an existing and operating corporation and that it reached all the resolutions required to engage in this contract pursuant to its incorporation documents. Similarly I hereby confirm that

On 16.4.2018 Messr.:

Moshe Mizrahi I.D. 051825396

The foregoing Messrs. are authorized and entitled to sign this contract and its appendices on the Tenant’s behalf and their signature is binding upon the Tenant for all senses and purposes.

Messrs. Sign this contract and its appendices ____________ binding upon the Tenants pursuant to this contract and appendices ___.

In witness whereof I hereto set my hands

Sagi Omer, Adv.

Date: 16.4.2018

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	75	[Signature]

APPENDIX “A” - “SHA’AR YOKNEAM”

“InMode Ltd”

The Landlord:	Sha’ar Yokneam,
Registered Limited Partnership Number 55-001466-6
“Ofer Sha’ar Yokneam”, Hakidma 28, Yokneam
(Hereinafter: "The Landlord")

The Tenant:	InMode Ltd. Private Company 51-407361-8
“Tavor” Building, Sha’ar Yokneam, P.O. Box 533, Yokneam
(Hereinafter: “The Tenant”)

The provisions mentioned alongside the sections in this appendix below are in addition to and supplement the provisions in those sections, however do not derogate from them. The Sections that are added and/or amended and/or deleted in this appendix will override the provisions in the contract. The rest of the conditions of the contract will remain intact.

By signing this appendix, the Tenant declares and confirms that it read all of the provisions in the lease contract and all of its appendices, including but not limited to the management agreement.

After the “first whereas” the following will be added:

“And Whereas the Landlord declares that to the best of its knowledge it engaging in this agreement and in the documents mentioned herein, does not conflict or breach any provisions in the law or agreement that it is privy to, or the Landlord’s incorporation documents.

And Whereas the Landlord declares that it is the rights holder in the premises and that to the best of its knowledge there is no hindrance preventing it from engaging in this agreement and leasing the premises to the Tenant”.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	76	[Signature]

Section 2 To The Lease Agreement – Definitions

“The Complex”	-

The complex, on the land known as the commercial name “Ofer Sha’ar Yokneam”, including ahi-tech industries building called “Beit Tavor” and will be referred to below in this agreement as: “Beit Tavor”.

“The Land”	-

Parcels known as numbers 33, 34, 3, 37, 40, 41, 42, 43, 44, 45, 46, 47, 48, 49 and 50 (in full) and part (areas) of Parcels of land known as numbers 21, 22, 23, 24, 30, 31, 32, 35, 38, 39, 79, 80 and 82 in Block 11098.

“The Premises”	-	Unit No. 205 on the second floor of the building known as “Beit Tavor” in the complex, and units nos. 305 and 308 on the third floor of the building known as “Beit Tavor” in the complex and 27 parking spaces in the parking lot (Hereinafter: “The Parking Spaces”) all as marked and outlined in red in the blueprint attached as Appendix “B” to the contract.

“Area of the Premises	-

As defined in Appendix A to this contract and marked with the color red in Appendix B to this contract. Insofar as the premises also includes a storage space, then the provisions in Appendix K will apply thereto.

-

The area of the premises is as follows: 566 gross square meters on the second floor of the building known as “Beit Tavor” in the complex (Hereinafter: “The Premises Area on the Second Floor”) and 390 gross square meters on the third floor of the building known as “Beit Tavor” in the complex (Hereinafter: “The Premises Area on the Third Floor”).

The premises area on the second floor together with the premises area on the third floor will be referred to jointly as the “Area of the Premises”. For the avoidance of doubt, the premises area as defined above includes the loading areas as defined in the agreement.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	77	[Signature]

“The Basic Index”	-	The Consumer Prices Index (General Index) published on 15.1.2018 or a date close to this for the month of December 2017.

“The Municipality”, “The Local Authority”	-	Yokneam

“Linkage Differential”	-	Will be deleted: “or the ratio between the other indexes”.

Section 4 to the Lease Agreement – The Parties Declarations

Section 4.1 – at the end, the following will be added:

“The signatories on this agreement are authorized to sign on its behalf, and their signatures in addition to the Landlord’s registered name are binding on the Landlord for all senses and purposes., are the owners or entitled to be recorded as the owners or the registered lessor, as applicable, and the exclusive possessor of the land, and is entitled and may lease the premises to the Tenant in the manner and pursuant to the conditions detailed in this contract, and in particular for the entire lease period”.

Section 4.2 – at the end of the section the following will be added:

“Except in relation to concealed defects or flaws, insofar as applicable”.

Section 6 to the Lease Agreement – The Purpose of the Lease

Section 6.1 – Subject to the law, the purpose of leasing the premises is solely for hi-tech industry as defined in Plan No. 245/Bat/C, and this alone

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	78	[Signature]

Section 6.2 – Notwithstanding the provisions in this section above, it is clarified that in the event the Tenant wishes to change the purpose of the lease and to operate in the premises and/or in any part hereof a different type of business, it will contact the Landlord and obtain its consent in advance and in writing, and the Landlord will decide whether to affirm the Tenant’s request of the Landlord’s sole discretion.

Sections 6.5 and 6.6 will be deleted.

Section 6.7 – Notwithstanding the provisions above, it is clarified that the Landlord will cooperate and assist insofar as possible the Tenant to obtain any license and/or permit that is required to operate and manage the Tenant’s business in the premises, including signing, within a reasonable period of time any plan and/or approval and/or document required by the authorized authorities from “owners”, to uphold all the provisions in this agreement, provided this does not impose upon the Landlord any liability of any type including but not limited to pecuniary and/or legal liability that was not explicitly imposed by this agreement.

Section 7 to the lease agreement – the lease period

“The First Lease Period” – a period of 45 months to start on the delivery date (as defined below) and to end 45 months later, i.e. on 31.12.2021.

Section 7.5 – the Tenant may suggest a substitute tenant or substitute tenants to the Landlord (Hereinafter: “The Substitute Tenant”) to lease the premises pursuant to conditions that are not inferior to the conditions in this agreement, and subject to the fact that if the rent by the Substitute Tenant is less than the rent fixed pursuant to this agreement, the Tenant will continue to be liable to pay the difference in the rent, and this by giving written notice to the Landlord (Hereinafter: “The Tenant’s Notice”). It is agreed that the Landlord will not refuse to accept the Substitute Tenant other than based on business and/or reasonable grounds only. If the Landlord agreed and engaged in a lease agreement with the Substitute Tenant – the Tenant will not be obligated to pay the rent, subject to the provisionד above, commencing from the date the lease starts for the Substitute Tenant and it will be exempted of any liability toward the Landlord, to the exclusion of the undertaking to pay the difference in the rent, insofar as the Tenant must pay such a difference.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	79	[Signature]

Section 8 to the lease agreement – The Rent

Section 8.1 – “The Rent” – subject to the provisions in the lease contract, the Tenant will pay the Landlord rent for the premises (without the parking fee) and a parking fee for the parking spaces, all as detailed below.

(1)	Commencing from the delivery date and up to 31.12.2018, the Tenant will pay, for reach month for the premises (without the parking spaces), monthly rent of a sum of NIS 48.5 (Forty Eight New Shekels and Fifty Agorot) for each square meter of the area of the premises, whereby this amount will be linked to the Basic Index in addition to VAT stipulated by law; and
(2)	Commencing from 1.1.2019 and until 31.12.2021, the Tenant will pay for each month for the premises (without the parking spaces), monthly rent of a sum of NIS 50 (Fifty New Shekels) for each square meter of the area of the premises, whereby this amount will be linked to the Basic Index in addition to VAT stipulated by law; and
(3)	Commencing from the delivery date and until 31.12.2018, the Tenant will pay the Landlord a monthly parking fee of a total sum of NIS 275 (Two Hundred and Seventy Five) for each parking space, whereby this amount is linked to the Basic Index and in addition to VAT stipulated by law.
(4)	Commencing from 1.1.2019 and until 31.12.2021 the Tenant will pay the Landlord monthly rent of a total sum of NIS 283 (Two Hundred and Eighty Three New Shekels) for each parking space, whereby this amount is linked to the Basic Index and in addition to VAT stipulated by law.

Section 8.7 – instead of “7 days” will read: “14 days”. Section 10 (and all of its sub-sections) – it is clarified that insofar as the payments and/or taxes and/or levies for the use and/or possession of the premises and/or operation of the premises as stated in Section 10 to the lease contract is concerned, these payments will apply to the Tenant during the course of the entire lease period and will be paid by it on the lawful date to pay them to the authorities, insofar as they are applicable by their very nature pursuant to the law upon tenants and/or possessors of a property (as opposed to owners).

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	80	[Signature]

Section 12.11 – it is agreed that insofar as the Landlord executes works as stated in this section above, the works will be executed upon coordinating them in advance with the Tenant while minimizing the interruption to the Tenant’s activity in the premises, insofar as possible under the circumstances.

Section 12.12 – will be deleted.

Section 13 to the lease agreement – delivery of possession and the delivery protocol

Section 13.1 – “The Delivery Date” fulfillment of the suspending condition as stated below in this appendix.

Section 13.4 - will be deleted.

Section 14.4 – Notwithstanding the provisions above, any malfunction or damage sustained as a result of the Landlord’s works in the premises will be repaired by the Landlord and/or the Management Company and at their expense. Additionally, the Landlord and/or the Management Company undertake to repair at their expense only damages to the shell of the premises originating from water penetration defects into the premises, subject to the fact that they were not caused due to an act and/or omission by the Tenant and/or someone on its behalf.

Section 14.6 – And all provided that reasonable use by the Tenant of the premises for the purpose of the lease is not prejudiced.

Section 17.4 – will be deleted.

Section 18.4 – after the words “the expenses”, “reasonable” will be added.

Section 19.4 – in the second paragraph, instead of “3 business days” will read: “10 business days”.

Section 20.2. – After the words: “Any expenses”, “not imposed upon it explicitly pursuant to this agreement” will be added.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	81	[Signature]

Section 21.4 – Notwithstanding the provisions above, any malfunction or damage sustained as a result of the Landlord’s works will be repaired by the Landlord and/or the Management Company and at their expense. Section 21.5 – Notwithstanding the provisions above, the Landlord undertakes that performance of all such works will be done insofar as possible in a manner that minimizes the damages and inconvenience to the Tenant and that the Landlord and/or the Management Company will in any event put the premise back to its previous condition immediately after completing the work.

Section 22 – at the end of the Section the following will be added: “The Landlord will not refuse to carry out internal changes that are not related to construction and/or adding space unless based solely on reasonable grounds, provided that the Landlord’s approval was requested to make the changes in advance and in writing by the Tenant”.

Section 23 to the Lease Agreement – Conveying Rights

Section 23.1 – in the third line after the words: “Pursuant to its sole discretion”, the following will be added: “The Landlord will not refuse such actions unless based solely on reasonable business reasons”.

At the end of Section 23.1 the following will be added: “Unless it receives the Landlord’s consent in writing and in advance. The Landlord will not refuse such actions unless based solely on reasonable business reasons”.

Section 23.1.5 – after the words: “As determined by the Landlord” will read: “reasonable and as practiced”. Similarly, at the end of the section after the words: “Of its discretion” the following will be added “however reasonably and as practiced”.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	82	[Signature]

Section 23.3 – The Tenant declares and undertakes that as on the date this agreement was signed there are no “controlling shareholders” (as defined in the agreement) in the Tenant. It is agreed that insofar as a change applies to the control over the Tenant during the course of the lease period, by such a manner that there will be controlling shareholders in the Tenant, the Tenant undertakes to notify the Landlord of this as soon as possible and remit the controlling shareholders details to it, and that from this moment and onwards the provisions in this section will apply pertaining to a prohibition against changing control in the Tenant, as detailed in the lease agreement. The Landlord will not refuse a change in the controlling shareholders in the Tenant unless based solely on reasonable business grounds.

Section 23.5 – the provisions in this section is subject to the fact that the Tenant’s rights in the premises pursuant to this agreement are not prejudiced.

Section 24.3 – it is agreed that no breach will be considered a material breach unless the breach was not remedied within 4 business days of the breaching party receiving a warning to do so. Section 24.3.2 – instead of “7 days” will read: “14 days”.

Section 24.5 – the early notice will be 30 days.

Section 24.5.3 – Instead of “45 days” will read: “60 days”.

Section 24.8 – Notwithstanding the above it is hereby agreed that solely in regard to the first delay in making a payment during the course of the lease period, not exceeding 7 (Seven) days following the date determined for payment thereof – will not entitle the Landlord to a right to receive interest in arrears from the Tenant.

Section 25.5 – Realizing the securities as stated above will only be after giving a warning of 14 days to the Tenant, at the end of which the Tenant did not settle its debts to the authorities.

Section 25.7.1 – provided that the Tenant was given a written warning 14 days in advance pertaining to its intention to act as stated above, and an opportunity to remedy its breach.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	83	[Signature]

Section 25.8 – For the avoidance of doubt, and notwithstanding the provisions above, the Landlord will not vacate the premises before giving an advance written warning of 21 days to the Tenant, during the course of which the Tenant did not remedy the breach.

Section 26 to the Lease Agreement – Securities

Section 26.1 – personal guarantee – none.

Section 26.2- Bank guarantee – the bank guarantee will be of an amount equal to rent and management fees, paid by the Tenant for 3 months’ rent, i.e. a sum of NIS 198,063 in addition to VAT thereon, whereby this amount will be linked to the Basic Index, in the format attached to the contract as Appendix G.

Section 26.4 - Deposit – none.

Section 26.5 – Promissory Note – none.

Section 26.6 – instead of “7 days” will read: “14 days”

Section 29 - will be deleted.

Section 31.4 – at the end the following will be added: “and that it will not prevent reasonable use by the Tenant of the premises”

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	84	[Signature]

Appendix D – The Management Agreement

The Management Fees – it is agreed that commencing from the delivery date and until 31.12.2018, the monthly management fees that the Tenant will pay to the Landlord for the premises will be a sum of NIS 9.75 (Nine New Shekels and Seventy Five Agorot) per square meter of the area of the premises, whereby this amount will be linked to the Basic Index and in addition to VAT stipulated by law. Similarly, commencing form 1.1.2019 and through until 31.12.2021, the monthly management fee to be paid by the Tenant to the Landlord for the premises will be a sum of NIS 10 (Ten New Shekels) per square meter of the area of the premises, whereby this amount will be linked to the Basic Index and in addition to VAT stipulated by law. Notwithstanding the provisions above, the Landlord will be entitled, at any time, in accordance with its sole discretion and for any reason, to collect from the Tenant monthly management fees in accordance with that detailed in the management agreement (i.e. on the basis of cost +15%, whereby this amount will be linked to the Basic Index and in addition to VAT stipulated by law), all as detailed in the management agreement and provided that the calculation based on COST will not exceed management fees of a sum of NIS 15 per square meter. The Tenant undertakes that it will not have any allegation and/or claim and/or demand against the Landlord and/or the Management Company and/or anyone on their behalf insofar as the management fees are concerned as detailed above (including but not limited to the amount being fixed or calculated pursuant to the mechanism fixed in the management agreement, provided that it does not exceed the aforementioned fixed sum of NIS 15 per square meter). For the avoidance of doubt, it is clarified that the management fees stated in this section above include the Tenant’s participation fee in the expenses and the equipment renewal fund.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	85	[Signature]

Insurance Premiums – it is further agreed that notwithstanding the provisions in Section 8 to the management agreement, the Tenant’s relative share in the expenses to pay the insurance premiums for the areas, as detailed in Section 8 to the management agreement, will be collected as a separate charge and not as part of the management fees and expenses, as defined in the management agreement, and this according to a calculation of the total premiums paid to the insurance company by the Landlord, divided by the total built up area of the complex and multiplied by the area of the premises and/or pursuant to any other calculation, as detailed in Section 8 to the management agreement and/or the lease contract, and in accordance with the amounts determined from time to time by the Management Company and/or the Landlord, of their sole discretion. The Tenant undertakes that it will not have any allegation and/or claim and/or demand against the Landlord and/or the Management Company and/or anyone on their behalf insofar as the insurance premiums are concerned as detailed above (including but not limited to the amount being fixed or calculated pursuant to the mechanism fixed in this appendix and/or pursuant to another mechanism fixed in the management agreement and/or in the lease contract).

Special Terms:

1.	Suspending Condition

1.1.	The Tenant declares that it is aware that as of the date this contract is signed, the premises are not vacate and that it is occupied by the existing tenant whose lease period has not yet come to an end (Hereinafter: “The Current Tenant”). It is thereby hereby agreed that the Current Tenant actually vacating the premises will be by 1.5.2018 (Hereinafter: “The Suspending Condition Fulfillment Date”), constitutes a suspending condition to the validity of this contract.

1.2.	If and insofar as the Current Tenant does not vacate the premises of any person and object by the suspending condition fulfillment date, the suspending condition fulfillment date will automatically be deferred to the date the premises are actually vacated by the Current Tenant and the rest of the dates fixed in this contract will also be deferred accordingly.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	86	[Signature]

1.3.	Notwithstanding the provisions above it is agreed that insofar as the deferment of the suspending condition fulfillment date exceeds 30 (Thirty) days, for any reason, each party to this contract may (however is not obligated) to notify the other party that this contract is null and void, as if it was never signed. In the event one of the parties decides to cancel this contract as stated above, that party who decided to rescind the contract is released of all of its undertakings pursuant to this contract and the other party will not have and hereby waives any allegation, claim and/or demand in connection with this contract and/or the premises.

2.	Technical Specification: The premises will be delivered to the Tenant in the condition it will be in on the delivery date (“As Is”).

In witness whereof the parties hereto set their hands at the place and on the date stipulated in the heading to this contract above:

InMode Ltd	Sha’ar Yokneam
514073618	Limited Partnership
[Signature]	[Signature]

The Landlord	The Tenant Through Messrs. [Signature] CEO

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	87	[Signature]

Tenant’s Attorney’s Confirmation

I the undersigned, Adv. Sagi Omer, of 16 Derech Hayam, Haifa, hereby confirm that the Tenant is an existing and operating corporation and that it reached all the resolutions required to engage in this contract pursuant to its incorporation documents, that the signatures above are the signatures of Messrs. Moshe Mizrahi I.D. 051825396 and —————— I.D. —————— who signed and is authorized to sign this contract on the Tenant’s behalf and their signatures are binding upon the Tenant for all senses and purposes, and signed this contract ~~in front~~ of me

In witness whereof I hereto set my hands

Sagi Omer, Adv.

License 57764

Derech Hayam 16, Haifa

Sagi Omer, Adv.

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	88	[Signature]

FLOOR 3

טלפון: 03-9225023
פקס: 03-9225214
www.poc-system.com

| | |
|---|---|
| ישוב | יקנעם |
| כתובת | הקידמה |
| מבנה | שער יקנעם -תבור |
| קומה | קומה3 |
| | |

# קומה3

- הלל לא לחיוב
- מדרגות
- לייט אינסטרומנט
- אלון מדטק
- אינמוד
- אלביט מערכות יבשה ותק…
- שער יקנעם

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	89	[Signature]

FLOOR 2

מדידה, סקירה ומחשוב נכסים
poc SYSTEM
טלפון: 03-9225323
פקס: 03-9225214
www.poc-system.com

| | |
|---|---|
| ישוב | יקנעם |
| כתובת | הקידמה |
| מבנה | שער יקנעם -תבור |
| קומה | קומה2 |
| | |

## קומה2

גליל מדיקל
גיוון
מעבר
לובי
מדרגות

| |
|---|
| מדרגות |
| חלל לא לחיוב |
| אלביט מערכות יבשה ותק |
| הום סקינוביישנס |
| גיוון |
| [illegible] |
| [illegible] |
| גליל מדיקל בעמ |

InMode Ltd		Sha’ar Yokneam
514073618		Limited Partnership
[Signature]	90	[Signature]

Addendum No. 1 to Unprotected Lease Contract dated February 2018

Entered into and signed in Yokneam on January 13, 2019

Between:	Shaar Yokneam, Registered Limited Partnership
Partnership No. 550014666
By the authorized representatives
Itay Kaplan, I.D. 058768615
and Yael Gross, I.D. 55984280
with its address for purposes of this addendum
being “Shaar Yokneam” complex
28 HaKidma St. Yokneam-Ilit
and which shall be referred to in short as the “Lessor”

of the first part;

And:	InMode Ltd. P.C. 51-407361-8
By the authorized representatives
Moshe Mizrahi, I.D. 051825396
authorized to sign on behalf of the company and bind it
with its address for purposes of this addendum
being “Tavor” building, Shaar Yokneam, P.O.B. 533, Yokneam
and which shall be referred to in short as the “Lessee”

of the second part;

Whereas	a lease contract, together with its annexes and attachments was signed in February 2018 between the Lessor and Lessee (the “Original Lease Contract”) for the lease of areas and parking spaces on the complex known as “Shaar Yokneam” (the “Current Leased Property” and the “Complex”, respectively), as being extended and/or amended from time to time;

(the Original Lease Contract together with all of its addenda, including this addendum, and their annexes and attachments shall be referred to collectively as the “Lease Contract”); and

Whereas	the Lessee contacted the Lessor in a request to lease also the Additional Area, as defined below, as well as the Additional Parking Spaces, as defined below, AS IS, and by doing so, to increase the area of the Current Lease Property, as defined above, the Lessor agreed to the Lessee’s request, and all under the terms and conditions specified in this addendum below;

THEREFORE, it is hereby represented, stipulated and agreed by the parties as follows:

1.	Preamble and annexes

1.1	The preamble to this addendum and its annexes constitutes an integral part hereof and is binding as the remaining of its terms.

1.2	Section headings are for orientation and convenience purposes only and shall not be used for the interpretation of this addendum.

1.3	Terms and expressions appearing in this addendum shall have the meaning ascribed to them in the Lease Contract, unless expressly stated otherwise.

1.4	This addendum constitutes and integral part of the Lease Contract.

1.5	Previous drafts of this addendum shall have no weight in connection with the interpretation of the Lease Contract and/or of this addendum or any of their conditions. Such drafts shall not be admissible in any judicial or quasi-judicial proceeding.

2.	Increasing the area of the leased property

2.1	Subject to the fulfillment of the terms and conditions specified herein, commencing from January 15, 2019 (the “Effective Date”), an additional area of approx. 416 sqm gross, shall be added to the area of the Current Leased Property, on the third floor of “Beit Tavor” which is in the Complex, as well as 3 parking spaces on the roof of Beit Tavor, and all as delineated and marked in the blueprint attached hereto as Annex A (hereinafter respectively the “Additional Area” and the “Additional Parking Spaces”).

The Current Leased Property together with the Additional Area shall be referred to as the “Leased Property”.

The area of the Leased Property (i.e. the area of the Current Leased Property together with the Additional Area) is approx. 1,372 sqm gross.

2.2	Commencing from the Effective Date, the Additional Area shall be added to the area of the Current Leased Property, and shall be deemed as part of the Leased Property and all of the terms and conditions of the Lease Contract shall apply thereto for all intents and purposes, such that any reference to the “area of the leased property” and/or the “leased property” in the Lease Contract shall mean the area of the Current Leased Property together with the Additional Area, other than with respect to issues where another arrangement is explicitly included in this addendum.

2.3	It is clarified, for the avoidance of doubt, that the Lessee leases the Additional Area solely for the purpose of expanding the Leased Property and for the Purpose of the Lease, as defined in the Lease Contract.

2.4	The Additional Area shall be delivered to the Lessee AS IS, and the delivery thereof shall constitute as confirmation on the part of the Lessee that the Additional Area was delivered thereto in accordance with the provisions of the Lease Contract and to its absolute satisfaction and that it neither has nor shall have any claims and/or arguments and/or demands with respect thereto vis-à-vis the Lessor and/or anyone on its behalf.

2.5	It is clarified that the responsibility is imposed solely on the Lessee and it undertakes to update all parties involved, including the Local Authority and/or any other authority or party, on the lease of the Additional Area commencing from the Effective Date, including (but not limited to) updating the name of the Lessee as the possession holder of the Additional Area commencing from the Effective Date, and that no reasonability is or shall be imposed on the Lessor in this matter.

The Lessor’s knowledge, the possession of the Additional Area and the Additional Parking Spaces on the Effective Date shall occur where the said areas are clear of any debt to any authority and/or party whatsoever, including the taxes specified in Section 10 of the Lease Contract.

3.	The terms of the lease of the Additional Area

It is agreed that subject to the full and timely fulfillment of all of the terms and conditions specified herein, the Lessee shall lease the Additional Area from the Lessor, for a lease period of 36 (thirty-six) months, commencing on the Effective Date, i.e. January 15, 2019 and ending on December 31, 2021 (the “Term of Lease of the Additional Area”).

4.	Rent, management fees and additional payments for the Additional Area

4.1	It is clarified and agreed that commencing from the Effective Date, the Lessee undertakes to pay monthly rent for the Additional Area, in the sum of ILS 21,008 (twenty-one thousand and eight ILS), plus linkage differentials to the CPI (as defined in the Lease Contract), published on December 15, 2018 or in proximity thereto, for the month of November 2018 (the “Base Index”) plus lawful VAT (hereinafter collectively: the “Rent for the Term of Lease of the Additional Area”).

4.2	Commencing from the Effective Date, the Lessee undertakes to pay monthly management fees for the Additional Area, in the sum of ILS 4,576 (four thousand and five hundred and seventy-six ILS), linked to the Base Index plus lawful VAT.

Notwithstanding the aforesaid, the Lessor shall be entitled, at any time, under its sole discretion and for whatever reason, to collect monthly management fees from the Lessee in accordance with the provisions of the management agreement (i.e., based on COST+15%, linked to the Base Index plus lawful VAT), all as specified in the management agreement and provided that calculation based on COST shall not exceed management fees of ILS 15 per sqm. The Lessee undertakes that it shall have no argument and/or claim and/or demand vis-à-vis the Lessor and/or the management company and/or anyone on their behalf with respect to the management fees as specified above (including whether the amount is fixed or calculated under the mechanism set forth in the management agreement (provided that it does not exceed the amount determined above of ILS 15 per sqm) (the “Management Fees for the Term of Lease of the Additional Area”). For the avoidance of doubt, it is clarified that the management fees as stated in this section above, includes the participation fees of the Lessee in the expenses and the fund for renewal of the equipment.

4.3	The Lessee shall pay the Lessor monthly parking fees for the Additional Parking Spaces, in the sum total of ILS 300 (three hundred ILS) for each parking space, linked to the Base Index plus lawful VAT (the “Parking Fees for the Term of Lease of the Additional Area”).

For convenience purposes, the rent for the Term of Lease of the Additional Area, the Management Fees for the Term of Lease of the Additional Area and the Parking Fees for the Term of Lease of the Additional Area, shall be referred to collectively as the “Rent”.

4.4	The Rent shall be paid in the method and dates set forth regarding the payments for the Leased Property, as specified in the Lease Contract.

4.5	For the avoidance of doubt, it is clarified that all of the other debts and payments applicable to the Lessee under the Lease Contract, including (but not limited to) payment of municipal taxes, electricity consumption, water and any payment to any third party whatsoever, shall also apply to the Additional Area, such that commencing from the Effective Date, the Lessee undertakes to pay the above payments with respect to the Leased Property (i.e. also with respect to the area of the Current Leased Property and with respect to the Additional Area). To the best of the Lessor’s knowledge, possession of the Additional Area and of the Additional Parking Spaces, on the Effective Date, shall occur when the said areas are clear of any debt to any authority and/or party whatsoever, including the taxes specified in Section 10 of the Lease Contract. For the avoidance of doubt, the Lessee shall not be liable for any debt whatsoever for the above areas with respect to a period prior to the Effective Date.

5.	Work of the Lessee for increasing the area of the Leased Property

5.1	The Lessee hereby fundamentally undertakes, that commencing from the Effective Date, it shall perform, at its exclusive responsibility and expense, all of the work required for the adjustment of the Leased Property to its purposes and needs.

5.2	The Lessee undertakes that the Lessee’s work stated in Section 5.1 above, shall be performed and completed in accordance with the provisions of the Lease Contract and according to the instructions regarding the performance of the Lessee’s work, to be delivered to the Lessee by the Lessor and/or anyone on its behalf.

6.	Insurance and collateral

It is agreed that additional terms and conditions for the taking effect of this addendum, are when the following fundamental obligations of the Lessee are fulfilled:

Insurance

6.1	The Lessee undertakes that the insurance it undertook to make according to the Lease Contract, shall be extended such that they apply also to the Additional Area during the entire lease period.

6.2	The Lessee shall present to the Lessor, the certificates of insurance as required in the Lease Contract (including in this addendum) by no later than the date of signing of this addendum. It is clarified that non-presentation of the certificates of insurance shall not exempt the Lessee from its insurance liability, as specified in the insurance provisions and annexes of the Lease Contract.

Collateral

6.3	Notwithstanding the provisions of the Lease Contract, it is clarified and agreed that to secure the fulfillment of the Lessee’s obligations and undertakings under the Lease Contract and this addendum, the Lessee shall provide the Lessor, on the date of signing of this addendum, a bank guarantee in the amount equal to the Rent and management fees, paid by the Lessee for three (3) months of Rent, i.e. ILS 89,800 (eighty nine thousand and eight hundred ILS) plus VAT for such, linked to the Base Index, in the form attached hereto as Annex G, this in addition to the collateral provided by the Lessee under the Lease Contract (the “Additional Bank Guarantee”).

6.4	The validity of the Additional Bank Guarantee shall be in accordance with the provisions of the Lease Contract for the entire duration of the Lease Period of the Additional Area, and all under the responsibility and expense of the Lessee and to secure all of the Lessee’s undertakings and obligations during the lease period of the Leased Property.

6.5	Without derogating from the aforesaid, all of the collateral deposited with the Lessor in accordance with the provisions of the Lease Contract, shall serve the Lessor and/or the management company and/or anyone on their behalf, also to secure the full and accurate fulfillment of the entire undertakings and obligations of the Lessee under this addendum and with respect to the Additional Area.

Direct debit authorization

The direct debit authorization provided by the Lessee to the Lessor under the Lease Contract, shall also apply for the collection of the payments applicable to the Lessee under this addendum.

7.	General

7.1	All remaining provisions of the Lease Contract, insofar as not expressly modified in this addendum, shall remain in force and bind the parties, including but without derogating, all aspects relating to the Additional Area, as the case may be and mutatis mutandis, if any.

7.2	The provisions of this addendum shall not impose on any of the parties hereto, any obligation which is not imposed thereon in accordance with the Lease Contract and/or under any law and the aforesaid shall not derogate from any undertaking and/or duty of any of the parties according to the Lease Contract and/or any law.

7.3	For the avoidance of doubt, it is clarified that the Lessee shall not be entitled to offset any of the Lessee’s payments in accordance with the Lease Contract and/or this addendum, including, but not limited to, the Rent, any monetary obligations which the Lessor and/or the management company shall be liable to pay to the Lessee, if any, pursuant to the Lease Contract and/or this addendum.

7.4	It is clarified and agreed by the parties that the provisions of this addendum shall not constitute as a waiver and/or forgiveness of any argument and/or claim and/or demand of any of the parties to other party, including under the Lease Contract and/or under any law.

7.5	Any term in the Lease Contract that entitles any exclusivity to the Lessee, if any, is retroactively void and null, and shall no longer be in force.

7.6	Any breach of any of the provisions of this addendum shall be considered as a breach of the Lease Contract for all intents and purposes and shall entitle the parties with all of the remedies available thereto under the Lease Contract and/or by law, for such breach.

7.7	In any event of discrepancy between the provisions of the Lease Contract (without this addendum) and the provisions of this addendum, the provisions of this addendum shall prevail.

7.8	This addendum shall take effect only after the signing of the parties hereon and subject to the fulfillment of the above condition precedent.

In witness whereof, the parties have hereunto set their hands in the place and on the date stated in the heading of this addendum above;

(Signed+ stamped)	(Signed+ stamped)
The Lessor	The Lessee

Certification of the Lessee’s Attorney

I the undersigned, Adv. Sagi Omer do hereby certify that the Lessee is an existing and operating corporation and it made all of the resolutions required for its engagement in this addendum, according to its incorporation documents; that the above signatures are the signatures of Messrs. Moshe Mizrahi (I.D. 051825396) who, with his signature is authorized to bind the Lessee.

[Signature and stamp

Sagi Omer, Adv.

License No. 57764

16 Derech Hayam, Haifa]

Certification of the Lessor’s Attorney

I the undersigned, Adv. ____________ do hereby certify that the Lessor is an existing and operating corporation and it made all of the resolutions required for its engagement in this addendum, according to its incorporation documents; that the above signatures are the signatures of Messrs. _____________ (I.D. ____________) and _____________ (I.D. ____________).